SERIES 1998-A SUPPLEMENT, dated as of
September 15, 1998 (this "Series Supplement") by and among METRIS RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), DIRECT MERCHANTS CREDIT
CARD BANK, NATIONAL ASSOCIATION, a national banking organization organized under the laws of the United
States, as Servicer (the "Servicer"), and THE BANK OF NEW
YORK (DELAWARE), a Delaware banking corporation organized and existing under the laws of the State of Delaware as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), under the Amended and Restated Pooling and Servicing Agreement dated as of July 30, 1998 as amended, supplemented or otherwise modified from time to time (the
"Agreement") among the Transferor, the Servicer and the Trustee.

          Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Securities.

          Pursuant to this Series Supplement, the
Transferor and the Trustee shall create a new Series of Investor Securities and shall specify the Principal Terms thereof.


         SECTION Designation. There is hereby created a Series of Investor Securities to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1998-A Securities." The Series
1998-A Securities shall be issued in two Classes, which shall be designated generally as the Variable Funding
Trust Security, Series 1998-A, Class A (the "Class A
Securities") and the Variable Funding Trust Security,
Series 1998-A, Class B (the "Class B Security").

I.             SECTION Definitions.  In the event that
any term or provision contained herein shall conflict
with or be inconsistent with any provision contained in
the Agreement, the terms and provisions of this Series
Supplement shall govern with respect to the Series 1998-A
Securities.  All Article, Section or subsection
references herein shall mean Article, Section or
subsections of the Agreement, as amended or supplemented
by this Series Supplement, except as otherwise provided
herein.  All capitalized terms not otherwise defined
herein are defined in the Agreement.  Each capitalized
term defined herein shall relate only to the Series 1998-
A Securities and no other Series of Securities issued by
the Trust.
II.
III.           "Additional Class A Invested Amounts"
shall have the meaning specified in Section 6.15 of the
Agreement.
IV.
V.             "Additional Class B Invested Amounts"
shall have the meaning specified in Section 6.16 of the
Agreement.
VI.
VII.           "Adjusted Invested Amount"  shall mean,
with respect to any date of determination, an amount
equal to the Invested Amount minus the Defeasance Account
Balance on such date of determination.
VIII.
IX.            "Alternate Rate" shall mean, on any date
of determination, a fluctuating rate of interest per
annum equal to the Federal Funds Rate most recently
determined by the Funding Agent, plus, after the
occurrence of a Pay Out Event, (x) for each date of
determination during the period from the Closing Date to
but excluding December 15, 1998, 1.50% and (y) for each
date of determination on and after December 15, 1998,
3.50%.
X.
XI.            "Amortization Period" shall mean the
period beginning on the day following the last day of the
Revolving Period and ending on the Series 1998-A
Termination Date.
XII.
XIII.               "Amortization Period Commencement
Date" shall mean (i) the earlier of the first day of the
October 2000 Monthly Period and the Pay Out Commencement
Date or (ii) if there is any Extension, the earlier of
the date specified as such in the most recent Extension
Notice and the Pay Out Commencement Date.
XIV.
XV.            "APA Banks" shall have the meaning
provided in the Asset Purchase Agreement.
XVI.
XVII.               "Applicable Pass-Through Rate" shall
mean, with respect to the Class A Securities, (a) with
respect to any Business Day on which the Class A
Securities are held for the benefit of the CP Vehicle,
the CP Rate for the CP Vehicle, plus the Used Fee, (b)
with respect to any Business Day on which the Class A
Securities are held for the benefit of the APA Banks, the
Bank Rate.
XVIII.
XIX.           "Asset Purchase Agreement" shall mean an
agreement whereby the APA Banks agree to purchase Class A
Securities from the CP Vehicle to support the Commercial
Paper.
XX.
XXI.           "Available Series 1998-A Finance Charge
Collections" shall have the meaning specified in
subsection 4.9(a) of the Agreement.
XXII.
XXIII.              "Bank Rate" shall mean, for each
Business Day during any Monthly Period, an interest rate per annum equal to LIBOR for such Monthly Period plus (x) for each Business Day during the period beginning on the Closing Date to but excluding December 15, 1998, 0.75% and (y) for each Business Day on and after December 15, 1998, 2.25% (unless the Fee Letter specifies that a lesser percentage be used) for such Business Day, except that the Bank Rate shall equal the Alternate Rate:
XXIV.
               (a)  after the occurrence and during the
          continuance of an event described in Section
          6.6 of the Securities Purchase Agreement or a Pay Out Event; or

               (b)  for each Business Day during any
          Monthly Period (i) when the Class A Securities are held by the APA Banks for less than the entire Monthly Period or (ii) as to which the Funding Agent did not receive notice or determine, by noon (New York City time) on the third Business Day preceding the first day of such Monthly Period, that such Class A
          Securities will be held by the APA Banks.

          "Base Rate" shall mean, as of any Business Day, the sum of (i) the Class A Interest Rate as of such Business Day, plus (ii) the product of 2% per annum and the percentage equivalent of a fraction the numerator of which is the sum of the Adjusted Invested Amount and the denominator of which is the Invested Amount.

          "Class A Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount minus the Defeasance
Account Balance on such date of determination.

          "Class A Costs" shall mean the amounts
specified pursuant to subsections 6.2, 6.3, 6.4, 6.5, 6.6 and 6.7 of the Securities Purchase Agreement.

          "Class A Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A
Adjusted Invested Amount on such day after taking into account all adjustments of the Class A Invested Amount on such day and the denominator of which is the greater of
(a) the sum of the aggregate amount of Principal
Receivables as of the beginning of such Business Day and the amounts on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess
Funding Account on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Classes of all Series then outstanding.

          "Class A Initial Invested Amount" shall mean
$30,000,000.

          "Class A Interest" shall mean the interest distributable in respect of the Class A Securities as calculated in accordance with subsection 4.6(a) of the Agreement.

          "Class A Interest Rate" shall mean, with respect to any Business Day, a rate per annum equal to the Applicable Pass-Through Rate for the Class A
Securities.

          "Class A Interest Shortfall" shall have the meaning specified in Section 4.6 of the Agreement.

          "Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A
Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Series Charge-
Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount allocated with respect to Class A
Series Charge-Offs and available on all prior
Distribution Dates pursuant to subsection 4.9(a)(v) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.14 of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) plus (e) the aggregate principal amount of any Additional Class A
Invested Amounts purchased pursuant to Section 6.15 of the Agreement.

          "Class A Investor Percentage" shall mean, for any Business Day, (a) with respect to Finance Charge
Receivables prior to the commencement of the Early
Amortization Period and Receivables in Defaulted Accounts at any time or Collections of Principal Receivables during the Revolving Period, the Class A Floating
Percentage and (b) with respect to Collections of Finance
Charge Receivables during the Early Amortization Period and Collections of Principal Receivables during the Amortization Period, the Fixed/Floating Percentage.

          "Class A Maximum Invested Amount" shall mean
$400,000,000; provided, however, that such amount may be reduced from time to time pursuant to Section 6.18 of the Agreement.

          "Class A Outstanding Principal Amount" shall mean with respect to the Class A Securities, when used with respect to any Business Day, an amount equal to (a) the initial aggregate principal amount of the Class A
Securities, plus (b) the aggregate principal amount of any Additional Class A Invested Amounts purchased by the
Class A Securityholders on or prior to such Business Day pursuant to Section 6.15 of the Agreement minus (c) the aggregate amount of principal payments made to the Class
A Securityholders on or prior to such Business Day.

          "Class A Percentage" shall mean a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested
Amount and the Class B Invested Amount.

          "Class A Principal" shall mean the principal distributable in respect of the Class A Securities as calculated in accordance with subsection 4.7(a) of the Agreement.

          "Class A Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the amount described in subsection 4.9(a)(i)(y) for such Business
Day, (ii) the Class A Percentage of the Daily Portion of the Servicing Fee for the then current Monthly Period,
(iii) the Class A Floating Percentage of the Default
Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (iv) on each Transfer Date the Class
A Percentage of the Series 1998-A Percentage of the
Adjustment Payment required to be made by the Transferor but not made on such Transfer Date and (v) the amount of unreimbursed Class A Series Charge-Offs over (y) the
Available Series 1998-A Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (v).

          "Class A Securities" shall mean the variable funding securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.

          "Class A Securityholder" shall mean each Person in whose name a Class A Security is registered in the Security Register.

          "Class A Securityholders' Interest" shall mean the portion of the Series 1998-A Securityholders'
Interest evidenced by the Class A Securities.

          "Class A Series Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

          "Class B Daily Principal" shall have the meaning specified in Section 4.7(b) of the Agreement.

          "Class B Excess Amount" shall mean, with respect to any Business Day, the excess of the Class B
Invested Amount over the Stated Class B Amount on such
Business Day after taking into account all adjustments of the Class A Adjusted Invested Amount on such day.

          "Class B Fixed/Floating Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested
Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess
Funding Account on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Classes of all Series then outstanding.

          "Class B Floating Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B
Invested Amount on such day after taking into account all adjustments of the Class B Invested Amount on such day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess
Funding Account on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Classes of all Series then outstanding.

          "Class B Initial Invested Amount" shall mean
$2,968,000.

          "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to
(a) the Class B Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class B
Invested Amounts pursuant to Section 6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class B Securityholders prior to such Business Day, minus (d) the aggregate amount of Class B
Series Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Redirected Principal
Collections for all prior Business Days, plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(viii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

          "Class B Investor Percentage" shall mean, for any Business Day, (a) with respect to Collections of Finance Charge Receivables prior to the commencement of the Early Amortization Period and Receivables in
Defaulted Accounts at any time or Collections of Principal Receivables during the Revolving Period, the
Class B Floating Percentage and (b) with respect to
Collections of Finance Charge Receivables during the
Early Amortization Period and Collections of Principal
Receivables during the Amortization Period, the Class B
Fixed/Floating Percentage.

          "Class B Maximum Required Amount" shall mean on any date of determination the greater of (i) zero and
(ii) a number rounded to the nearest dollar equal to the product of the Class A Maximum Invested Amount and (x) prior to November 15, 1998, a fraction the numerator of which is 9 and the denominator of which is 91, (y) on and after November 15, 1998 but prior to December 15, 1998, a fraction the numerator of which is 11 and the denominator of which is 89 or (z) on and after December 15, 1998, a fraction the numerator of which is 19 and the denominator of which is 81.

          "Class B Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) upon the initial issuance of the Class B Securities, the initial amount designated by the Transferor (which shall not be less than the Stated Class
B Amount), plus (b) the aggregate principal amount of any Additional Class B Invested Amounts pursuant to Section
6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class B Securityholders prior to such Business Day.

          "Class B Principal" shall mean the principal distributable in respect of the Class B Security as specified in subsection 4.7(b) of the Agreement.

          "Class B Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1998-A Securities remaining after payments have been made to the Class A Securities on such Distribution
Date, the Distribution Date following the Distribution
Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections
2.4(e), 9.2, 10.2, 12.1 and 12.2 of the Agreement and
Section 3 of this Series Supplement.

          "Class B Security" shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B hereto.

          "Class B Securityholder" shall mean the Person in whose name a Class B Security is registered in the Security Register.

          "Class B Securityholders' Interest" shall mean the portion of the Series 1998-A Securityholders'
Interest evidenced by the Class B Security.

          "Class B Series Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

          "Closing Date" shall mean the date of initial issuance of Securities of Series 1998-A.

          "Commercial Paper" shall have the meaning specified in the Securities Purchase Agreement.

          "CP Rate" shall mean, for any Business Day, with respect to the CP Vehicle, the per annum rate equivalent to the "weighted average cost" (as defined below) related to the issuance of Commercial Paper by the CP Vehicle that is allocated, in whole or in part, to maintain the CP Vehicle's investment in the Class A
Securities; provided, however, that if any component of such rate is a discount rate, in calculating the CP Rate, the rate used to calculate such component shall be a rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum. As used in this definition, the "weighted average cost" shall consist of (a) the actual interest rate paid to purchasers of the Commercial Paper issued by the CP
Vehicle (which rate shall reflect and give effect to the commissions of placement agents and dealers in respect of such Commercial Paper, to the extent such commissions are allocated, in whole or in part, to such Commercial Paper by the CP Vehicle and (b) interest paid on other borrowing or funding sources by the CP Vehicle (other than under the Asset Purchase Agreement), including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market.

          "CP Vehicle" shall mean PARCO.

          "Daily Portion" shall mean, with respect to any amount determined pursuant hereto, the product of such amount and a fraction the numerator of which shall be the number of days from and including the preceding Business
Day to but excluding such Business Day and the denominator of which shall be the number of days in the then current Monthly Period.

          "Default Recognition Date" shall mean the last day of each calender month; provided, however, that with respect to any Monthly Period the "related Default
Recognition Date" shall mean the Default Recognition Date occurring closest to the last day of such Monthly Period and any amounts allocated or applied on such Default
Recognition Date shall be deemed to apply to the related
Monthly Period.

          "Default Recognition Percentage" shall mean, with respect to each Default Recognition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average Adjusted Invested Amount for the related Monthly Period and the denominator of which is the Weighted Average Principal Receivables in the Trust for the related Monthly Period.

          "Defeasance Account" shall have the meaning specified in Section 9A of this Series Supplement.

          "Defeasance Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Defeasance Account on such date of determination.

          "Distribution Date" shall mean October 20,
1998, and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding
Business Day; provided, however, that the final
Distribution Date with respect to the payment of principal and interest shall be the Scheduled Series 1998-
A Termination Date.

          "Early Amortization Period" shall mean the period beginning on the day on which a Series 1998-A Pay
Out Event occurs or is deemed to have occurred and ending on the earlier of (i) the date on which the Class A
Invested Amount and the Class B Invested Amount have been paid in full and (ii) the Series 1998-A Termination Date.

          "Election Date" shall have the meaning
specified in subsection 6.17(a) of the Agreement.

          "Election Notice" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Enhancement" shall mean, with respect to the Class A Securities, the subordination of the Class B
Invested Amount.

          "Excess Finance Charge Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection
4.9(a)(xi) of the Agreement allocated to the Series 1998-
A Securities but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Finance Charge
Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1998-A Securities.

          "Excess Spread Percentage" shall mean with respect to any Monthly Period the excess of the Portfolio
Yield for such Monthly Period over the weighted average
Base Rates for each Business Day during such Monthly
Period.

          "Extension" shall mean the procedure by which the Investor Securityholders consent to the extension of the Revolving Period to the new Amortization Period
Commencement Date set forth in the Extension Notice, pursuant to Section 6.17 of the Agreement.

          "Extension Date" shall mean the last Business
Day of the September 2000 Monthly Period or if an Extension has already occurred, the date of the next
Extension Date set forth in the Extension Notice relating to the Extension then in effect (or, if any such date is not a Business Day, the next preceding Business Day).

          "Extension Notice" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Extension Opinion" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Extension Tax Opinion" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Federal Funds Rate" shall mean, for any day, an interest rate per annum equal to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business
Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 A.M.
(New York time) on such day on such transactions received by the Funding Agent from three (3) federal funds brokers of recognized standing selected by the Funding Agent in its sole discretion.

          "Fee Letter" shall mean the letter dated as of the date hereof from the Transferor addressed to the Funding Agent and Chase Securities Inc., as Structuring
Agent, as such letter may be amended from time to time, with respect to fees for the Class A Securities.

          "Fixed/Floating Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable floating or fixed/floating percentage; provided, however, that on and after the Pay Out Commencement Date, with respect to allocations of Collections of Finance Charge Receivables, the numerator used in the above calculation shall be the Invested Amount as of the day immediately preceding the Pay Out Commencement Date.

          "Floating Percentage" shall mean for any Business Day the sum of the applicable Class A Floating
Percentage and Class B Floating Percentage for such
Business Day.

          "Funding Agent" shall mean The Chase Manhattan
Bank and any successor thereto.

          "Funding Date" shall mean September 15, 1998.

          "Funding Period" shall mean (x) with respect to Class A Securities held for the benefit of the CP
Vehicle, each period for which Commercial Paper is issued by the CP Vehicle and (y) with respect to Class A
Securities held for the benefit of the APA Banks, each Monthly Period.

          "Initial Invested Amount" shall mean
$32,968,000.

          "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business
Day and (b) the Class B Invested Amount as of such
Business Day; provided, however, that for purposes of determining the Servicing Fee and the Aggregate Invested
Amount, the Invested Amount shall mean an amount equal to the sum of (a) the Class A Adjusted Invested Amount as of such Business Day and (b) the Class B Invested Amount as of such Business Day.

          "Investment Earnings" shall mean, with respect to any Business Day, the investment earnings on amounts on deposit in (i) the Payment Reserve Account, deposited in the Collection Account pursuant to subsection 4.16(c) and (ii) the Defeasance Account, deposited in the Collection Account pursuant to subsection 9A(a).

          "Investor Securities" shall mean the Class A
Securities and the Class B Security.

          "Investor Securityholder" shall mean the Holder of record of an Investor Security of Series 1998-A.

          "Investor Percentage" shall mean for any Business Day, (a) with respect to Collections of Finance
Charge Receivables prior to the commencement of the Early
Amortization Period and Receivables in Defaulted Accounts at any time or Collections of Principal Receivables during the Revolving Period, the Floating Percentage and
(b) with respect to Collections of Finance Charge
Receivables during the Early Amortization Period and
Collections of Principal Receivables during the Amortization Period, the Fixed/Floating Percentage.

          "LIBOR" shall mean, on any Rate Determination
Date, the rate appearing on Page 3750 of the Telerate
Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Funding Agent from time to time for purposes of providing quotations of interest rates applicable to one-month dollar deposits in the London interbank market) at approximately 11:00 A.M.(London time) on such Rate Determination Date as the rate for one-month dollar deposits. In the event that such rate is not available at such time for any reason, then the "LIBOR" shall be the rate at which one-month dollar deposits of $5,000,000 are offered by the principal
London office of the Funding Agent in immediately available funds in the London interbank market at approximately 11:00 A.M. (London time) on such Rate
Determination Date.

          "London Banking Day" shall mean any day on which banks are open for business in London, England and dealing in United States Dollar deposits.

          "Minimum Retained Percentage" shall mean 2%.

          "Minimum Transferor Percentage" shall mean 0%;
provided, however, that in certain circumstances such percentage may be increased.

          "Monthly Period" shall have the meaning
specified in the Agreement, except that the first Monthly
Period with respect to the Series 1998-A Securities shall begin on and include the Closing Date and shall end on and include September 30, 1998.

          "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

          "Net Revolving Principal Collections" shall have the meaning specified in Section 4.9(b) of the Agreement.

          "PARCO" shall mean Park Avenue Receivables
Corporation, its successors and assigns.

          "Paying Agent" shall mean, for the Series
1998-A Securities, the Trustee.

          "Payment Reserve Account" shall have the meaning specified in subsection 4.16(a) of the Agreement.

          "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1998-
A Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

          "Portfolio Yield" shall mean for the Series
1998-A Securities, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1998-A Finance
Charge Collections for such Monthly Period (not including the amounts on deposit in the Payment Reserve Account, if any), if any, calculated on a cash basis, minus the aggregate Series Default Amount for such Monthly Period and the Series 1998-A Percentage of any Adjustment
Payments which the Transferor is required but fails to make pursuant to the Agreement for such Monthly Period, and the denominator of which is the average daily
Invested Amount.

          "Principal Shortfalls" shall mean on any Business Day (i) prior to the Amortization Period
Commencement Date, zero and (ii) after the Amortization
Period Commencement Date, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business
Day.

          "QIB" shall mean a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

          "Rate Determination Date" shall mean for each Monthly Period the second London Banking Day preceding such Monthly Period.

          "Rating Agency" shall mean Standard & Poor's and Moody's.

          "Redirected Principal Collections" shall have the meaning specified in Section 4.14 of the Agreement.

          "Required Amount" shall have the meaning specified in subsection 4.10(b) of the Agreement.

          "Reserve Account Investment Proceeds" shall mean, with respect to any Business Day, the investment earnings on funds on deposit in the Payment Reserve
Account available in accordance with subsection 4.16(c) of the Agreement on such Business Day.

          "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

          "Revolving Principal Collections" shall have the meaning specified in subsection 4.9(b) of the Agreement.

          "Scheduled Series 1998-A Termination Date" shall mean October 2004, unless a different date shall be set forth in any Extension Notice.

          "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated September 15, 1998 among the Transferor, Metris, the CP Vehicle, the APA
Banks party thereto and the Funding Agent.

          "Series Charge-Offs" shall mean the sum of Class A Series Charge-Offs and Class B Series Charge-
Offs.

          "Series Default Amount" shall mean (i) on any Business Day other than a Default Recognition Date, an amount equal to the product of (a) the Floating
Percentage applicable on such Business Day and (b) the aggregate Default Amount identified since the prior reporting date and (ii) on any Default Recognition Date, an amount equal to the product of (a) the Default
Recognition Percentage applicable on such Default
Recognition Date and (b) the Default Amount with respect to such Default Recognition Date.

          "Series 1998-A" shall mean the Series of the Metris Master Trust represented by the Series 1998-A
Securities.

          "Series 1998-A Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

          "Series 1998-A Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested
Amounts relating to all other Series then outstanding.

          "Series 1998-A Securities" shall mean the Class
A Securities and the Class B Security.

          "Series 1998-A Securityholder" shall mean the holder of record of any Series 1998-A Security.

          "Series 1998-A Securityholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

          "Series 1998-A Termination Date" shall mean the earlier to occur of (i) the day after the Distribution
Date on which the Series 1998-A Securities are paid in full, or (ii) the Scheduled Series 1998-A Termination
Date.

          "Series Servicing Fee Percentage" shall mean
2.00% per annum.

          "Servicing Fee" shall mean for any Business
Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from but excluding the next preceding Business Day to and including such Business Day and the denominator of which is 365 or 366, as the case may be, (ii) the applicable
Series Servicing Fee Percentage and (iii) the Adjusted
Invested Amount on such Business Day after giving effect to all transactions on such Business Day.

          "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1998-A Securities which, in accordance with subsections 4.9(b) and 4.9(c)(iii) of the Agreement, may be applied in accordance with Section 4.3(d) of the Agreement or (b) the amounts allocated to the investor securities of other Series which the applicable Series
Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series
1998-A Securities.

          "Specified Reserve Amount" shall mean, (i) with respect to each Determination Date beginning with the Determination Date in November 1998, if the Excess Spread
Percentage is greater than 4.50%, zero and (ii) if the Excess Spread Percentage for the preceding Monthly Period is less than or equal to 4.50%, 2.50% of the sum of the Class A Maximum Invested Amount and the Class B Maximum
Required Amount.

          "Stated Class B Amount" shall mean on any date of determination the greater of (i) zero and (ii) a number rounded to the nearest dollar equal to the product of the Class A Adjusted Invested Amount and (x) prior to
November 15, 1998, a fraction the numerator of which is 9 and the denominator of which is 91, (y) on and after November 15, 1998 but prior to December 15, 1998, a fraction the numerator of which is 11 and the denominator of which is 89 or (z) on and after December 15, 1998, a fraction the numerator of which is 19 and the denominator of which is 81; provided, however, that in no event shall the Stated Class B Amount exceed the Class B Maximum
Required Amount; provided further that during any Early
Amortization Period the Stated Class B Amount shall be equal to the Stated Class B Amount immediately preceding the commencement of the Early Amortization Period.

          "Targeted Holder" shall mean (i) each holder of a right to receive interest or principal with respect to investor securities (or other interests in the Trust), including the Class A Securities, other than securities
(or other such interests) with respect to which an opinion is rendered that such securities (or other such interests) will be treated as debt for Federal income tax purposes and (ii) any holder of a right to receive any amount in respect of the Transferor Interest; provided, that any person holding more than one interest each of which would cause such person to be a Targeted Holder shall be treated as a single Targeted Holder.

          "Termination Payment Date" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled
Series 1998-A Termination Date.

          "Transferor Finance Charge Collections" shall mean on any Business Day the product of (a) the Finance
Charge Collections for such Business Day, (b) the
Transferor Percentage and (c) the Series 1998-A
Percentage.

          "Transferor Retained Finance Charge
Collections" shall mean with respect to each Business Day other than a Default Recognition Date, the amount specified in subsection 4.9(a)(xi).

          "Transferor Retained Securities" shall mean investor securities of any Series, including the Class B
Security, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Securities.
          "Unused Fee" shall have the meaning specified in the Fee Letter.

          "Used Fee" shall have the meaning specified in the Fee Letter.

          "Weighted Average Adjusted Invested Amount" shall mean with respect to any Monthly Period the weighted average Adjusted Invested Amount based on the Adjusted Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business
Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly
Period.

          "Weighted Average Principal Receivables" shall mean with respect to any Monthly Period the weighted average sum of the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly
Period to and including the Default Recognition Date with respect to such Monthly Period.

I.             SECTION Reassignment Terms.  The Series
1998-A Securities shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Class A Invested Amount is reduced to an amount less than or equal to 10% of the highest Class A Invested
Amount during the Revolving Period; provided, however, that if the Class A Securities are held for the benefit of the CP Vehicle, such Distribution Date shall also be the maturity date for all Commercial Paper, allocated in whole or in part, to maintain the CP Vehicle's investment in the Class A Securities. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the Class A
Invested Amount plus accrued and unpaid interest on the Series 1998-A Securities through the day prior to the Distribution Date on which the final distribution occurs.
II.
III.           SECTION Delivery and Payment for the
Series 1998-A Securities. The Transferor shall execute and deliver the Series 1998-A Securities to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1998-A
Securities to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.
IV.
V.             SECTION Form of Delivery of Series 1998-A
Securities.  The Class A Securities and the Class B
Security shall be delivered as Registered Securities as provided in Section 6.1 of the Agreement.
VI.
VII.           SECTION Article IV of the Agreement.
Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1998-A Securities:
VIII.

4    ARTICLE RIGHTS OF SECURITYHOLDERS ANDALLOCATION AND
               APPLICATION OF COLLECTIONS

1.4.4             SECTION Rights of Securityholders .
The Series 1998-A Securities shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 1998-A Securities at the times and in the amounts specified in this Agreement, (a) the Floating Percentage and the Fixed/Floating Percentage
(as applicable from time to time) of Collections
(including Finance Charge Collections) available in the
Collection Account, (b) funds allocable to the Series
1998-A Securities on deposit in the Excess Funding
Account and (c) funds on deposit in the Interest Funding
Account, the Principal Account, the Distribution Account, the Payment Reserve Account and the Defeasance Account
(for such Series, the "Series 1998-A Securityholders'
Interest"). The Class B Invested Amount shall be subordinated to the Class A Securities to the extent provided in this Article IV. Except in connection with a payment of Class B Daily Principal pursuant to subsection
4.9(f) of this Agreement, the Class B Security will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full.

1.4.4             SECTION Collections and Allocation;
Payments on Exchangeable Transferor Security .
1.4.5
(a)               Collections and Allocations.  The
Servicer will apply or will instruct the Trustee to apply
all funds on deposit in the Collection Account and the
Excess Funding Account allocable to the Series 1998-A
Securities, and all funds on deposit in the Interest
Funding Account, the Principal Account, the Distribution
Account, the Payment Reserve Account and the Defeasance
Account maintained for this Series, as described in this
Article IV.  On each Business Day, (i) the amount of
Finance Charge Collections available in the Collection
Account allocable to Series 1998-A Securities shall be
determined by multiplying the aggregate amount of such
Finance Charge Collections by (x) prior to the Pay Out
Commencement Date, the Floating Percentage and (y) on and
after the Payment Commencement Date, the Fixed/Floating
Percentage, (ii) the amount of Principal Collections
available in the Collection Account allocable to the
Series 1998-A Securities shall be determined by
multiplying the aggregate amount of such Principal
Collections by (x) during the Revolving Period, the
Floating Percentage and (y) during any Amortization
Period, the Fixed/Floating Percentage, and (iii) the
Receivables in Defaulted Accounts allocable to the Series
1998-A Securities shall be determined by multiplying the
aggregate amount of such Receivables in Defaulted
Accounts by the Floating Percentage.
(b)
(c)                 Payments to the Holder of the
Exchangeable Transferor Security.  On each Business Day,
the Servicer shall determine whether a Pay Out Event is
deemed to have occurred with respect to the Series 1998-A
Securities, and the Servicer shall allocate and pay
Collections in accordance with the Daily Report with
respect to such Business Day to the Holder of the
Exchangeable Transferor Security as follows:
(d)
(e)            For each Business Day on and after the
Amortization Period Commencement Date, the amount of
payments of Principal Collections made to the Holder of
the Exchangeable Transferor Security shall be determined
as provided in subsection 4.3(b) of the Agreement.
(f)
1.4.6             SECTION Determination of Interest for
the Series 1998-A Securities .  The amount of interest
(the "Class A Interest") allocable to the Class A
Securities with respect to any Business Day shall be an
amount equal to the product of (i) the Class A Interest
Rate for such Business Day and (ii) a fraction the
numerator of which is the actual number of days from and
including the immediately preceding Business Day to but
excluding such Business Day and the denominator of which
is (A) 360, if and to the extent the Applicable Pass-
Through Rate is based on the CP Rate or LIBOR, and (B)
365 or 366, as the case may be, if and to the extent the
Applicable Pass-Through Rate is based on the Alternate
Rate and (iii) the Class A Outstanding Principal Amount
on such Business Day after giving effect to all
transactions on such Business Day.
1.4.7
1.4.8               On each Determination Date, the
Servicer shall determine whether (x) the aggregate amount
of Class A Interest for each Business Day during the
related Monthly Period exceeds (y) the amount allocated
and available to pay such Class A Interest on the related
Distribution Date (any such excess, a "Class A Interest
Shortfall").
1.4.9
(a)            SECTION Determination of Principal Amounts
 .    The amount of principal (the "Class A Principal")
distributable from the Distribution Account with respect to the Class A Securities on each Business Day with respect to (A) the Revolving Period shall be an amount equal to the sum of (x) amounts deposited into the Principal Account from the Defeasance Account pursuant to
Section 9A of this Series Supplement and (B) the
Amortization Period shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the product of the Fixed/Floating Percentage and the aggregate amount of Principal Collections (less the amount of Redirected Principal Collections) with respect to such Business Day, (ii) any amount on deposit in the Excess Funding Account allocated to the Class A
Securities pursuant to subsection 4.9(d) with respect to such Business Day, (iii) the amount, if any, allocated to the Class A Securities pursuant to subsections 4.9(a)
(iii), (iv), (v) and (viii) of the Agreement and, with respect to such subsections, pursuant to subsections
4.10(a) and (b), Section 4.14 and subsection 4.17(b) of the Agreement on such Business Day and (iv) the amount of Shared Principal Collections allocated to the Class A
Securities with respect to such Business Day pursuant to
Section 4.3(d); provided, however, that with respect to any Business Day, Class A Principal may not exceed the Class A Invested Amount; provided, further, that with respect to the Scheduled Series 1998-A Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.
(b)
(c)               The amount of principal (the "Class B
Principal") distributable from the Distribution Account with respect to the Class B Security on each Distribution
Date beginning with the Class B Principal Payment
Commencement Date, or in the case of distributions of Class B Daily Principal pursuant to the last proviso of this subsection 4.7(b), on each Business Day, shall be an amount equal to and calculated as follows: the sum of
(i) an amount equal to the product of the Fixed/Floating
Percentage of Principal Collections (less the amount of Redirected Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first
Distribution Date following the date on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be applied to the payment of Class A
Principal, the Fixed/Floating Percentage of Principal
Collections from the date on which such deposit is made),
(ii) any amount on deposit in the Excess Funding Account allocated to the Class B Security pursuant to subsection
4.9(d) with respect to the preceding Monthly Period, and
(iii) the amount, if any, allocated to the Class B
Security pursuant to subsections 4.9(a) (iii), (iv) and
(viii) of the Agreement and, with respect to such subsections, pursuant to subsection 4.10(a) and (b) of the Agreement with respect to such Distribution Date;
provided, however, that with respect to the Scheduled
Series 1998-A Termination Date, the Class B Principal shall be an amount equal to the Class B Invested Amount;
provided further, that on any Business Day during any period other than the Early Amortization Period, the Transferor may designate that either (x) an amount up to the lesser of (i) the excess of the Class B Invested
Amount over the Stated Class B Amount on such day after taking into account all adjustments of the Class A
Invested Amount on such day and (ii) (I) during the Revolving Period an amount equal to (x) the product of the Floating Percentage and the amount of Principal
Collections on such Business Day minus (y) Redirected
Principal Collections on such Business Day or (II) after the Amortization Period Commencement Date an amount equal to (x) the product of the Fixed/Floating Percentage and the amount of Principal Collections on such Business Day minus (y) Redirected Principal Collections on such
Business Day minus (z) the amounts allocated with respect to Class A Principal on such Business Day (such designated amount, the "Class B Daily Principal") shall be distributed in accordance with subsection 4.9(f) or
(y) an amount up to the excess of the Class B Invested
Amount over the Stated Class B Amount on such day after taking into account all adjustments of the Class A
Invested Amount on such day, shall be subtracted from the Class B Invested Amount and added to the Transferor
Interest.
(d)
1.4.10            SECTION Shared Principal Collections .
Shared Principal Collections allocated to the Series 1998-
A Securities and to be applied pursuant to subsections
4.9 (b), 4.9(c)(i)(y) and 4.9(c)(ii)(z) for any Business
Day shall mean an amount equal to the sum of (i) the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1998-A Securities for such Business Day and the denominator of which is the aggregate amount of Principal
Shortfalls for all Series for such Business Day and (ii)
Shared Principal Collections for all Series for such Business Day, less the amount thereof to be applied with respect to Principal Shortfalls for all Series for such Business Day, which the Transferor has opted to apply to Series 1998-A in accordance with Section 4.3(d) of the Agreement.

(a)            SECTION Application of Funds .    On each
Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw from the Collection Account, to the extent of the sum of (v) prior to the Pay Out
Commencement Date, the Floating Percentage of Finance
Charge Collections available in the Collection Account or, on and after the Pay Out Commencement Date, the Fixed/Floating Percentage of Finance Charge Collections available in the Collection Account, (w) Investment
Earnings on deposit in the Collection Account and (x) amounts on deposit in the Payment Reserve Account, if any, if and to the extent so designated by the Transferor
(the "Available Series 1998-A Finance Charge
Collections") the amounts set forth in subsections
4.9(a)(i) through 4.9(a)(xi) in the following priority.

     (i) Class A Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account and shall deposit in the Interest Funding Account on such Business Day, to the extent of the Available Series 1998-A Finance Charge Collections, an amount equal to the lesser of (x) the Available Series 1998-A Finance Charge Collections and
     (y) the sum of (A) the Class A Interest for such Business Day plus (B) the excess, if any, of the amount payable to the Class A Securityholders pursuant to clause (A) on each prior Business Day over the amount which has been deposited in the Interest Funding Account or paid to the Class A Securityholders with respect thereto on each prior Business Day.

     (i) Servicing Fee. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account and distribute to the Servicer, to the extent of any Available Series 1998-A Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i), an amount equal to the lesser of (x) any such remaining Available Series 1998-A Finance Charge Collections and (y) the Servicing Fee for such Business Day plus any Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

     (i) Series Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first, only if such day is a Default Recognition Date, from the Transferor an amount equal to the aggregate Transferor Retained Finance Charge Collections for each day during the related Monthly Period and then from the Collection Account and then from the Payment Reserve Account to the extent of any Available Series 1998-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) and (ii), an amount equal to the lesser of (x) any such remaining Available Series 1998-A Finance Charge Collections and
     (y) the sum of (1) the aggregate Series Default Amount for such Business Day plus (2) the unpaid Series Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) during the Revolving Period treated as Shared Principal Collections, (B) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Securityholders on the next Distribution Date and (C) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is paid to the Class B Securityholder, to be paid to the Class B Securityholders.

     (i) Adjustment Payment Shortfalls. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1998-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii), an amount equal to the lesser of (x) any such remaining Available Series 1998-A Finance Charge Collections and (y) an amount equal to the Series 1998-A Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, (ii) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Securityholders on the next Distribution Date and (iii) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is paid to the Class B Securityholders, to be paid to the Class B Securityholder.

     (i) Reimbursement of Class A Series Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1998-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv), an amount equal to the lesser of (x) any such remaining Available Series 1998-A Finance Charge Collections and (y) the unreimbursed Class A Series Charge-Offs, if any; such amount will be applied to reimburse Class A Series Charge-Offs, and, during the Revolving Period, will be treated as Shared Principal Collections, and during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account will be deposited in the Principal Account for distribution to the Class A Securityholders on the next Distribution Date.

     (i) Unused Fees. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account and shall deposit in the Interest Funding Account, to the extent of the Available Series 1998-A Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) through (v), an amount equal to the lesser of
     (x) any such remaining Available Series 1998-A Finance Charge Collections and (y) an amount equal to the Daily Portion of the Unused Fee payable to the Funding Agent for the benefit of the CP Vehicle pursuant to subsection 16(a) of this Supplement on the Distribution Date related to the then current Monthly Period.

     (i) Class A Costs. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account and shall deposit in the Interest Funding Account, to the extent of any Available Series 1998-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (vi), an amount equal to the lesser of (x) any such remaining Available Series 1998-A Finance Charge Collections and (y) the Class A Costs and any other amounts owed to the Funding Agent on behalf of the CP Vehicle and the APA Banks pursuant to the Asset Purchase Agreement or the Securities Purchase Agreement, to be applied in accordance with this Series Supplement, the Asset Purchase Agreement or the Securities Purchase Agreement.

     (i) Reimbursement of Class B Series Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1998-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii), an amount equal to the lesser of (x) any such remaining Available Series 1998-A Finance Charge Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (d) and (e) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections,
     (ii) during the Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Securityholders on the next Distribution Date and (ii) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Securityholders on the next Distribution Date.

     (i) Reserve Account. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1998-A Finance Charge Collections remaining after giving effect to withdrawals pursuant to subsections 4.9(a)(i) through
     (viii), an amount equal to the lesser of (x) any such remaining Available Series 1998-A Finance Charge Collections and (y) the amount by which the Specified Reserve Amount exceeds the amount on deposit in the Reserve Account, and deposit such amount, if any, into the Reserve Account.

     (i) Payment Reserve Account. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix) an amount equal to the lesser of
     (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the amount designated by the Transferor in writing (which include facsimile transmission) in its instructions to the Trustee on such Business Day and deposit such amount, if any, into the Payment Reserve Account.

     (i)                 Excess Finance Charge Collections.
     Any amounts remaining in the Collection Account to the extent of any Available Series 1998-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (x), shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and the Payment Reserve Account and to first make such amounts available to pay to Securityholders of other Series to the extent of shortfalls, if any, in amounts payable to such Securityholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then on each Business Day other than the Default Recognition Date, pay to the Transferor to be treated as "Transferor Retained Finance Charge Collections," and, on each Default Recognition Date pay any remaining Excess Finance Charge Collections to the Transferor.

(a)               For each Business Day with respect to
the Revolving Period, the funds on deposit in the Collection Account to the extent of the lesser of (A) the Class A Invested Amount and (B) the sum of (x) the product of the Floating Percentage and (ii) the amount of Principal Collections on such Business Day (such product the "Revolving Principal Collections") less the amount of Redirected Principal Collections on such Business Day
(the Revolving Principal Collections less the Redirected Principal Collections on the related Business Day, the "Net Revolving Principal Collections"), and (y) the amount of Shared Principal Collections allocated to the Series 1998-A Securities in accordance with Section 4.8 on such Business Day may, at the option of the Transferor, or shall, if the Stated Class B Amount exceeds the Class B Invested Amount on such Business Day after giving effect to any increase thereof on such Business Day, pursuant to instructions delivered to the Servicer and the Trustee by facsimile or other similar means of documented communication, be deposited into the Defeasance Account and applied as provided in Section
9A(b) of this Series Supplement; provided, however, that any such amount shall be required to be so deposited only to the extent necessary for the Class B Invested Amount to be equal to the Stated Class B Amount following the payment of such amount to the Class A Securityholders or the deposit of such amount in the Defeasance Account.
During the Revolving Period, an amount equal to the Net Revolving Principal Collections less any amount deposited to the Defeasance Account pursuant to the immediately preceding sentence shall be treated as Shared Principal Collections and applied pursuant to the written direction of the Servicer in the Daily Report for such Business
Day, as provided in Section 4.3(d) of the Agreement.
(b)
(c)                 For each Business Day on and after
the Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account and the other amounts described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:
(d)
     (i) on and prior to the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (v) the product of the Fixed/Floating Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Redirected Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class A Securities on such Business Day pursuant to subsection 4.9(d), (x) amounts to be paid pursuant to subsections 4.9(a)(iii),
     (iv), (v) and (viii) of the Agreement from Available Series 1998-A Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b),
     Section 4.14 and subsection 4.17(b) of the Agreement on such Business Day and (y) the amount of Shared Principal Collections allocated to the Series 1998-A Securities in accordance with Section 4.8 on such Business Day, will be paid to the Class A Securityholders;

     (i) on and after the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount equal to the sum of (w) an amount equal to the product of the Fixed/Floating Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Redirected Principal Collections on such Business Day),
     (x) any amount on deposit in the Excess Funding Account allocated to the Class B Security on such Business Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class B Security pursuant to subsections 4.9(a)(iii), (iv) and (viii) of the Agreement from Available Series 1998-A Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1998-A Securities in accordance with Section 4.8 on such Business Day (such sum, the "Class B Daily Principal Amount") will be distributed to the Class B Securityholders; and

     (i) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses
     (i)(v) and (x) above over (B) the sum of Class A Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(d) of the Agreement.

(a)               On the first Business Day of the
Amortization Period, funds on deposit in the Excess
Funding Account will be deposited in the Principal
Account, provided that if any other Series enters its
Amortization Period, as defined in its related Series
Supplement, the amount of the foregoing deposit shall be
equal to the product of an amount equal to the amount of
funds on deposit in the Excess Funding Account and a
fraction the numerator of which is the Invested Amount
and the denominator of which is equal to the sum of the
invested amounts of each Series then entering its related
Amortization Period as defined in its related Series
Supplement.  Amounts deposited in the Principal Account
pursuant to the foregoing sentence will be allocated to
the Class A Securities in an amount not to exceed the
Class A Principal after subtracting therefrom any amounts
to be paid to the Class A Securityholders with respect
thereto pursuant to subsections 4.9(c)(i)(v), (x) and
(y).  On and after the Class B Principal Payment
Commencement Date any amounts remaining on deposit in the
Excess Funding Account and allocated to the Series 1998-A
Securities will be deposited in the Principal Account in
an amount not to exceed the Class B Invested Amount after
subtracting therefrom any amounts to be deposited in the
Principal Account with respect thereto pursuant to
subsections 4.9(c)(ii)(w), (y) and (z).
(b)
(c)                 [reserved]
(d)
(e)                 On each Business Day on which Class B
Daily Principal has been allocated pursuant to subsection
4.7(b) of the Agreement, funds on deposit in the
Collection Account in an amount equal to the Class B
Daily Principal Amount designated by the Transferor with
respect to such Business Day will be distributed to the
Class B Securityholders.
(f)
(g)            SECTION Coverage of Required Amount for
the Series 1998-A Securities .    To the extent that any
amounts are on deposit in the Excess Funding Account on
any Business Day, the Servicer shall apply, in the manner
specified for application of Available Series 1998-A
Finance Charge Collections in subsections 4.9(a)(i)
through (viii), Transferor Finance Charge Collections in
an amount equal to the excess of (x) the product of (a)
the Base Rate for such Business Day, (b) the amounts on
deposit in the Excess Funding Account and (c) the number
of days elapsed since the previous Business Day divided
by the actual number of days in such year over (y) the
aggregate amount of all earnings since the previous
Business Day available from the Cash Equivalents in which
funds on deposit in the Excess Funding Account are
invested (the "Negative Carry Amount").
(h)
(i)               To the extent that on any Business Day
payments are being made pursuant to any of subsections
4.9(a)(i) through (viii), respectively, and the full
amount to be paid pursuant to any such subsection
receiving payments on such Business Day is not paid in
full on such Business Day, the Servicer shall apply, in
the manner specified for application of Available Series
1998-A Finance Charge Collections in subsections
4.9(a)(i) through (viii), all or a portion of the Excess
Finance Charge Collections from other Series with respect
to such Business Day allocable to the Series 1998-A
Securities in an amount equal to the excess of the full
amount to be allocated or paid pursuant to the applicable
subsection over the amount applied with respect thereto
from Available Series 1998-A Finance Charge Collections
and Transferor Finance Charge Collections on such
Business Day (the "Required Amount").  Excess Finance
Charge Collections allocated to the Series 1998-A
Securities for any Business Day shall mean an amount
equal to the product of (x) Excess Finance Charge
Collections available from all other Series for such
Business Day and (y) a fraction, the numerator of which
is the Required Amount for such Business Day and the
denominator of which is the aggregate amount of
shortfalls in required amounts or other amounts to be
paid from Finance Charge Collections for all Series for
such Business Day.
(j)
1.4.5             SECTION Payment of Interest and Fees.
On each day specified below, the Trustee, acting in
accordance with instructions from the Servicer set forth
in the Daily Report for such day, shall withdraw the
amount on deposit in the Interest Funding Account
allocable to the Series 1998-A Securities and deposit
such amount in the Distribution Account.  The Paying
Agent shall pay from the Distribution Account in
accordance with Section 5.1 of the Agreement to the Class
A Securityholders the amount deposited into the Interest
Funding Account pursuant to subsection 4.9(a)(i) of the
Agreement and shall pay to the Funding Agent the amount
deposited into the Interest Funding Account pursuant to
subsection 4.9(a)(vi) and (vii) of the Agreement
(including, with respect to such subsection, amounts
applied thereto pursuant to subsections 4.10(a) and (b),
4.16(b) and Section 4.14 of the Agreement) in the manner
and priority set forth below.
1.4.6
(a)               Interest Payments and Other Payments
Between Distribution Dates. Pursuant to instructions from the Servicer set forth in the Daily Report for such day, on any Business Day the Trustee shall withdraw an amount on deposit in the Interest Funding Account and distribute such amount as follows:
(b)
     (i)                 pay to the Class A Securityholders
     first the Class A Interest Shortfall, if any, with respect to the portion of the Class A Invested Amount held for Funding Periods ending on prior Business Days and then the portion of Class A Interest accrued with respect to the portion of the Invested Amount held for Funding Periods ending on such Business Day; provided, however, that any portion of the Class A Interest comprising the Used Fee shall be paid as provided in subsection 4.11(b)(i); and

     (i)                 at the option of the Transferor, pay
     to the Funding Agent, an amount equal to the portion of Class A Costs accrued and unpaid on such Business Day.

(a)               Payments on Distribution Dates.  On
each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the previous Monthly Period remaining after the applications pursuant to subsection 4.11(a) of the Agreement and deposit such amount in the Distribution
Account. On each Distribution Date, the Paying Agent shall make the following payments in accordance with
Section 5.1 of the Agreement in the following priority to the extent of such deposit into the Distribution Account:
(b)
     (i) to the Funding Agent, an amount equal to the Used Fee and the Unused Fee accrued with respect to the preceding Monthly Period to be applied first to the Used Fee and then to the Unused Fee; and

     (i)                 to the extent not paid pursuant to
     subsection 4.11(a)(ii) above, to the Funding Agent, an amount equal to the Class A Costs, if any, accrued with respect to the preceding Monthly Period.

1.4.4             SECTION Payment of Principal .
1.4.5
(a)               On each Business Day during the
Revolving Period on which there is a Commercial Paper maturity or which is a Distribution Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account the amount deposited therein pursuant to subsection 9A(b) of the Agreement and pay such amount to the Class A Securityholders pursuant to Section 5.1 of the Agreement on the next Business Day.
If so designated in writing by the Transferor with respect to such Business Day, after giving effect to the payments described in the preceding sentence, the Class B
Excess Amount, if any, may be subtracted from the Class B
Invested Amount and added to the Transferor Interest;
provided that, if such payment is being made on a Business Day on which there is Commercial Paper maturing, the amount of any such payment shall not exceed the net proceeds of such Commercial Paper when issued.

(a)               On any Business Day during the
Amortization Period on which there is a Commercial Paper
maturity, upon the direction of the Transferor, any
amounts on deposit in the Principal Account pursuant to
subsection 4.9(c) of the Agreement may be withdrawn from
the Principal Account and deposited in the Distribution
Account, to the extent of funds available, for
distribution on the next Business Day, pursuant to
Section 5.1 of the Agreement, to be applied to the
payment of Class A Principal until the Class A Invested
Amount is paid in full, then to the payment of Class B
Principal until the Class B Invested Amount is paid in
full; provided that, if such distribution is being made
on a Business Day on which there is Commercial Paper
maturing, the amount of any such distribution shall not
exceed the net proceeds of such Commercial Paper when
issued.
(b)
(c)                 On the Transfer Date preceding each
Distribution Date during the Amortization Period, the
Trustee, acting in accordance with instructions from the
Servicer set forth in the Daily Report for such day,
shall withdraw from the Principal Account, to the extent
of funds available, an amount equal to the Class A
Principal for such Distribution Date and deposit such
amount in the Distribution Account.  On each Distribution
Date with respect to the Amortization Period until the
Class A Invested Amount is paid in full, the Paying Agent
shall pay in accordance with Section 5.1 of the Agreement
to the Class A Securityholders from the Distribution
Account such amounts deposited with respect to Class A
Principal into the Distribution Account on the related
Transfer Date; provided that, if on such Distribution
Date the Class A Securities are held for the benefit of
the CP Vehicle and such Distribution Date is not a day on
which there is a Commercial Paper maturity, the Payment
Agent shall retain such amount and pay it to the Class A
Securityholders on each Business Day thereafter on which
there is a Commercial Paper maturity in an amount equal
to the net proceeds of such Commercial Paper when issued.
(d)
(e)                 On the Transfer Date preceding the
Class B Principal Payment Commencement Date and each
Business Day thereafter, the Trustee, acting in
accordance with instructions from the Servicer set forth
in the Daily Report for such day, shall make payments of
principal to the Class B Securityholders in accordance
with subsection 4.9(c)(ii) of the Agreement.  On each
Business Day the Trustee acting in accordance with
instructions from the Servicer set forth in the Daily
Report for such Business Day shall make payments of
principal to the Class B Securityholders of Class B Daily
Principal, if any, designated by the Transferor pursuant
to Section 4.7(b) of the Agreement.  Notwithstanding the
foregoing, if so designated in writing by the Transferor,
any such payment of Class B Principal shall not be made
to the Class B Securityholder but such amount shall
nonetheless be subtracted from the Class B Invested
Amount and added to the Transferor Interest and on each
Transfer Date Class B Excess Amounts may be subtracted
from the Class B Invested Amount and added to the
Transferor Interest whether or not such amount has been
deposited into the Distribution Account.
(f)
(g)            Any amounts remaining in the Principal
Account and allocable to the Series 1998-A Securities,
after the Class B Invested Amount has been paid in full,
will be treated as Shared Principal Collections and
applied in accordance with subsection 4.3(d) of the
Agreement.
(h)
(i)            SECTION Series Charge-Offs .    If, on any
Determination Date, the aggregate Series Default Amount
and the Series 1998-A Percentage of unpaid Adjustment
Payments, if any, for each Business Day in the preceding
Monthly Period exceeded the Available Series 1998-A
Finance Charge Collections applied to the payment thereof
pursuant to subsections 4.9(a)(iii) and (iv) of the
Agreement and the amount of Transferor Finance Charge
Collections and Excess Finance Charge Collections
allocated thereto pursuant to Section 4.10 of the
Agreement, and the amount of Redirected Principal
Collections applied with respect thereto pursuant to
Section 4.14 of the Agreement, the Class B Invested
Amount will be reduced by the amount by which the
remaining aggregate Series Default Amount and Series 1998-
A Percentage of unpaid Adjustment Payments exceed the
amount applied with respect thereto during such preceding
Monthly Period (a "Class B Series Charge-Off").
(j)
(k)               In the event that any such reduction of
the Class B Invested Amount would cause the Class B
Invested Amount to be a negative number, the Class B
Invested Amount will be reduced to zero, and the Class A
Invested Amount will be reduced by the amount by which
the Class B Invested Amount would have been reduced below
zero, but not more than the remaining aggregate Series
Default Amount and Series 1998-A Percentage of unpaid
Adjustment Payments for such Monthly Period (a "Class A
Series Charge-Off").
(l)
1.4.5             SECTION Redirected Principal
Collections for the Series 1998-A Securities .  On each
Business Day, the Servicer will determine an amount equal
to the least of (i) the Class B Invested Amount, (ii) the
product of (x)(I) during the Revolving Period, the Class
B Floating Percentage or (II) during an Amortization
Period, the Class B Fixed/Floating Percentage and (y) the
amount of Principal Collections with respect to such
Business Day and (iii) an amount equal to the Class A
Required Amount for such Business Day (such amount called
"Redirected Principal Collections") and shall apply
Principal Collections in an amount equal to such amount
to the components of the Class A Required Amount in the
same priority as amounts are applied to such components
from Available Series 1998-A Finance Charge Collections
pursuant to subsection 4.9(a).
1.4.6
(a)            SECTION Determination of LIBOR .    On
each Rate Determination Date, the Trustee shall determine
LIBOR.
(b)
(c)               Promptly after the end of each Monthly
Period, the Funding Agent will give facsimile notice to
the Servicer and the Trustee of the Class A Interest Rate
applicable for such Monthly Period.  Such rate may be
obtained by any Class A Securityholder by telephoning the
Trustee at its Corporate Trust Office at (212) 815-5737.
(d)
1.4.7             SECTION Payment Reserve Account .
1.4.8
(a)               The Servicer shall establish and
maintain or cause to be established and maintained with a
Qualified Institution, which may be the Trustee, in the
name of the Trustee, on behalf of the Securityholders,
the "Payment Reserve Account," which shall be a
segregated trust account with the corporate trust
department of such Qualified Institution, bearing a
designation clearly indicating that the funds deposited
therein are held for the benefit of the Securityholders.
The Trustee shall possess all right, title and interest
in all funds on deposit from time to time in the Payment
Reserve Account and in all proceeds thereof.  The Payment
Reserve Account shall be under the sole dominion and
control of the Trustee for the benefit of the
Securityholders.  If, at any time, the institution
holding the Payment Reserve Account ceases to be a
Qualified Institution, the Trustee shall within 20
Business Days establish a new Payment Reserve Account
meeting the conditions specified above with a Qualified
Institution, and shall transfer any cash or any
investments to such new Payment Reserve Account.  From
the date such new Payment Reserve Account is established,
it shall be the "Payment Reserve Account."
(b)
(c)                 The Transferor, at its discretion,
may withdraw on any Determination Date a part or all of
any amounts remaining in the Payment Reserve Account
after giving effect to any withdrawals required to be
made under subsection 4.9(a) above.
(d)
(e)                 Funds on deposit in the Payment
Reserve Account shall be invested in Cash Equivalents by
the Trustee (or, at the direction of the Trustee, by the
Servicer on behalf of the Trustee) at the direction of
the Servicer.  Funds on deposit in the Payment Reserve
Account on any Business Day, after giving effect to any
withdrawals from the Payment Reserve Account, shall be
invested in Cash Equivalents that will mature so that
such funds will be available for withdrawal on or prior
to the following Business Day.  The proceeds of any such
investments shall be invested in Cash Equivalents that
will mature so that such funds will be available for
withdrawal on or prior to the following Business Day.  On
each Business Day following a deposit of funds to the
Payment Reserve Account, the aggregate proceeds of any
such investment shall be deposited in the Collection
Account and treated as Investment Proceeds for
application as Available Series 1998-A Finance Charge
Collections.
(f)
1.4.9             SECTION Reserve Account .
1.4.10
(a)               The Servicer, for the benefit of the
Class A Securityholders, shall establish and maintain or
cause to be established and maintained with a Qualified
Institution, which may be the Trustee, in the name of the
Trustee, on behalf of the Class A Securityholders, a
reserve account (the "Reserve Account"), which shall be a
segregated trust account with the corporate trust
department of such Qualified Institution, bearing a
designation clearly indicating that the funds deposited
therein are held for the benefit of the Class A
Securityholders.  The Trustee will possess all right,
title and interest in all funds on deposit from time to
time in the Class A Reserve Account and in all proceeds
thereof.  The Class A Reserve Account will be under the
sole dominion and control of the Trustee for the benefit
of the Class A Securityholders.  If, at any time, the
institution holding the Reserve Account ceases to be a
Qualified Institution, the Trustee will within 10
Business Days establish a new Reserve Account meeting the
conditions specified above with a Qualified Institution,
and shall transfer any cash or any investments to such
new Reserve Account.  From the date such new Reserve
Account is established, it shall be the "Reserve
Account."
(b)
(c)                 The Servicer shall on each Business
Day deposit in the Reserve Account an amount equal to the
excess of the Specified Reserve Amount over the amount on
deposit in the Reserve Account to the extent of funds
available therefor pursuant to subsection 4.9(a)(ix) of
the Agreement.  Funds on deposit in the Reserve Account
shall be withdrawn by the Servicer in the following order
of priority:  (i) on each Default Recognition Date an
amount not exceeding the amount deposited in the Reserve
Account during the then current Monthly Period pursuant
to subsection 4.9(a)(ix) of the Agreement, shall be
applied to any shortfalls in amounts payable pursuant to
subsection 4.9(a)(iii) of the Agreement which have not
been paid from Available Series 1998-A Finance Charge
Collections or Transferor Retained Finance Charge
Collections (prior to application of amounts described
herein), which amount shall be treated as Transferor
Retained Finance Charge Collections and applied in
accordance with subsection 4.9(a)(iii) of the Agreement,
(ii) on each Business Day amounts remaining in the
Reserve Account shall be applied to any shortfalls in
amounts payable pursuant to subsections 4.9(a)(i) of the
Agreement which have not been paid from Available Series
1998-A Finance Charge Collections, Transferor Finance
Charge Collections, Excess Finance Charge Collections or
Redirected Principal Collections, which amounts shall be
applied in accordance with subsections 4.9(a)(i) of the
Agreement, and (iii) the first Distribution Date with
respect to the Amortization Period an amount equal to the
Class A Series Charge-Offs, if any, shall be applied in
accordance with subsection 4.9(c)(i) of the Agreement.
Amounts on deposit in the Reserve Account may be
subsequently released therefrom to the extent that such
amounts exceed the Specified Reserve Amount and shall be
treated as Transferor Retained Finance Charge Collections
to be applied for the then current Monthly Period in
accordance with subsection 4.9(a) of the Agreement.
(d)
(e)                 Funds on deposit in the Reserve
Account will be invested by the Trustee (or, at the
direction of the Trustee, by the Servicer on behalf of
the Trustee) at the direction of the Servicer in Cash
Equivalents that will mature so that such funds will be
available for withdrawal on or prior to the following
Business Day.  The interest and other investment income
(net of investment expenses and losses) earned on such
investments will be retained in the Reserve Account (to
the extent the amount on deposit therein is less than the
Specified Reserve Amount) or shall be deposited in the
Collection Account and treated as Investment Proceeds for
application as Available Series 1998-A Finance Charge
Collections.
(f)
2.             SECTION Article V of the Agreement.
Article V of the Agreement shall read in its entirety as
follows and shall be applicable only to the Series 1998-A
Securities:
3.
     4.   5    ARTICLE DISTRIBUTIONS AND REPORTS TO
                 INVESTORSECURITYHOLDERS

(a)            SECTION Distributions .    On each
Distribution Date, the Paying Agent shall distribute (in
accordance with the Settlement Statement delivered by the
Servicer to the Trustee and the Paying Agent pursuant to
subsection 3.4(c)) to the Class A Securityholders of
record on the preceding Record Date (other than as
provided in subsection 2.4(e) or in Section 12.3
respecting a final distribution) each such
Securityholder's pro rata share (based on the aggregate
Undivided Interests represented by the Class A Securities
held by such Securityholder) of amounts on deposit in the
Distribution Account as are payable to the Class A
Securityholders pursuant to Section 4.11 of the Agreement
and amounts deposited in the Principal Account pursuant
to subsection 9A(b) of this Supplement and amounts on
deposit in the Principal Account or Principal Funding
Account pursuant to subsection 4.9(c)(i) of the
Agreement, payable pursuant to Section 4.12 of the
Agreement by wire transfer to an account or accounts
designated by such Class A Securityholders by written
notice given to the Paying Agent not less than five days
prior to such Business Day; provided, however, that the
final payment in retirement of the Class A Securities
will be made only upon presentation and surrender of the
Class A Securities at the office or offices specified in
the notice of such final distribution delivered by the
Trustee pursuant to Section 12.3.
(b)
(c)            SECTION Securityholders' Statement .    On
the 20th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Securityholder and the Rating Agencies a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding
Determination Date setting forth the following information:
(d)
     (i)                 the total amount distributed;

     (i)                 the amount of such distribution
     allocable to Class A Principal and Class B Principal;

     (i)                 the amount of such distribution
     allocable to Class A Interest and Class A Default
     Interest;

     (i) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Securities and the Class B Security, respectively;

     (i)                 the amount of Finance Charge
     Collections processed during the preceding Monthly Period and allocated in respect of the Class A Securities and the Class B Security, respectively;

     (i) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount and the Class B Invested Amount, the Floating Percentage and, during the Amortization Period, the Fixed/Floating Percentage, as of the end of the day on the last day of the related Monthly Period;

     (i)                 the aggregate outstanding balance of
     Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

     (i)                 the aggregate Series Default Amount
     for the preceding Monthly Period;

     (i)                 the aggregate amount of Class A
     Series Charge-Offs and Class B Series Charge-Offs for the preceding Monthly Period;

     (i)                 the amount of the Servicing Fee for
     the preceding Monthly Period;

     (i)                 the amount of unreimbursed Redirected
     Principal Collections for the related Monthly Period; and

     (i)                 the aggregate amount of funds in the
     Excess Funding Account as of the last day of the Monthly
     Period immediately preceding the Distribution Date.

(a)               Annual Securityholders' Tax Statement.
On or before January 31 of each calendar year, beginning
with calendar year 1999, the Paying Agent shall
distribute to each Person who at any time during the
preceding calendar year was a Series 1998-A
Securityholder, a statement prepared by the Servicer
containing the information required to be contained in
the regular report to Series 1998-A Securityholders, as
set forth in subclauses (i), (ii) and (iii) above,
aggregated for such calendar year or the applicable
portion thereof during which such Person was a Series
1998-A Securityholder, together with, on or before
January 31 of each year, beginning in 1999, such other
customary information (consistent with the treatment of
the Securities as debt) as the Trustee or the Servicer
deems necessary or desirable to enable the Series 1998-A
Securityholders to prepare their tax returns.  Such
obligations of the Trustee shall be deemed to have been
satisfied to the extent that substantially comparable
information shall be provided by the Trustee pursuant to
any requirements of the Internal Revenue Code as from
time to time in effect.
(b)
(c)            SECTION 7A.    Article VI of the
Agreement.  Article VI (except for Sections 6.01 through
6.14 thereof) shall read in its entirety as follows and
shall be applicable only to the Series 1998-A:
(d)
(e)
               6    ARTICLE THE SECURITIES

1.5.15            SECTION Additional Class A Invested
Amounts .  The Class A Securityholders agree, by
acceptance of the Class A Securities, that the Transferor
may from time to time, other than after a Pay Out
Commencement Date, and not more frequently than once each
calendar week, request that the Class A Securityholders
acquire on any Business Day additional undivided
interests in the Trust in specified amounts (such
amounts, the "Additional Class A Invested Amounts");
provided, however, that if such an increase in the Class
A Invested Amount would cause a Trust Pay Out Event or a
Series 1998-A Pay Out Event to occur, then the amount of
the increase in the Class A Invested Amount shall be
limited on such Business Day to the maximum increase in
the Class A Invested Amount that may be obtained without
causing either a Trust Pay Out Event or a Series 1998-A
Pay Out Event to occur; and provided further, that in no
case shall the Class A Invested Amount be increased above
the Class A Maximum Invested Amount.  The Additional
Class A Invested Amounts on any Business Day shall not
exceed an amount equal to the excess of the aggregate
amount of Principal Receivables over the greater of (a)
the sum of (i) the aggregate invested amount of each
Series then outstanding as of such day including the
Class A Securities (prior to the addition of such
Additional Class A Invested Amount) minus amounts on
deposit in the Principal Account or Principal Funding
Account for any Series, if any, and (ii) the Minimum
Transferor Interest as of such day or (b) the Minimum
Aggregate Principal Receivables.  The Class A
Securityholders shall acquire such Additional Class A
Invested Amount, only if (a) the Class B Invested Amount
following the acquisition of such Additional Class A
Invested Amount shall be at least equal to the Stated
Class B Amount (including increases to the Class B
Invested Amount pursuant to Section 6.16 of the
Agreement), (b) after giving effect to the proposed
increase in the Class A Invested Amount no Series 1998-A
Pay Out Event shall occur as a result of such increase
and (c) the Transferor shall have delivered to each Class
A Securityholder (i) no later than Noon, New York City
time, on the Business Day prior to the proposed
acquisition date, an Officer's Certificate substantially
in the form of Exhibit D setting forth an estimate of the
amount of the proposed increase in the Class A Invested
Amount and (ii) no later than 11:00 a.m., New York City
time, on the date of acquisition, an Officer's
Certificate substantially in the form of Exhibit D
setting forth the actual amount of the increase in the
Class A Invested Amount (which shall not be more than
$10,000,000 greater than or less than the estimated
amount of the proposed increase).  If the Class A
Securityholders acquire such Additional Class A Invested
Amount, such Class A Securityholders shall pay an amount
equal to the Additional Class A Invested Amount to the
Trustee and, in consideration of such Securityholders'
payment of the Additional Class A Invested Amount, the
Servicer shall appropriately note such Additional Class A
Invested Amount (and the increased Class A Invested
Amount) on the next succeeding Servicer's report and
direct the Trustee in writing to pay to the Transferor an
amount equal to the remaining proceeds in an amount not
to exceed such Additional Class A Invested Amount, and
the Invested Amount of the Class A Securities will be
equal to the Invested Amount of the Class A Securities
stated in such Servicer's report.
1.5.16
1.5.17              The purchase of any Additional Class
A Invested Amount shall be in an aggregate principal
amount that is not less than $1,000,000 or integral
multiples of $1,000,000 in excess thereof.
1.5.18
          The outstanding amounts of any Additional Class
A Invested Amount purchased by the Class A
Securityholders shall be evidenced by a Class A Security to be issued on the Closing Date substantially in the form of Exhibit A hereto. Each Class A Securityholder shall be and is hereby authorized to record on the grid attached to its Class A Security (or at such Class A
Securityholder's option, in its internal books and records) the date and amount of any Additional Class A
Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Class A Securityholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class A
Invested Amount held by such Class A Securityholder.

1.5.15            SECTION Additional Class B Invested
Amounts .
1.5.16
(a)               On any Business Day while any Series
1998-A Securities are outstanding, the Transferor may elect to increase the Class B Invested Amount (such additional amounts, "Additional Class B Invested
Amounts") by written notice to the Trustee on such date which notice shall specify the effective date and the amount of such increase in the Class B Invested Amount;
provided, however, that if such an increase in the Class
B Invested Amount would cause a Trust Pay Out Event or a
Series 1998-A Pay Out Event to occur, then the amount of the increase in the Class B Invested Amount shall be limited on such Business Day to the maximum increase in the Class B Invested Amount that may be obtained without causing either a Trust Pay Out Event or a Series 1998-A
Pay Out Event to occur; provided further that no such increase in the Class B Invested Amount shall be permitted under this Section 6.16 unless: (i) after giving effect to the proposed increase in Class B
Invested Amount the Transferor Interest shall equal or exceed the Minimum Transferor Interest and(ii) no Series
1998-A Pay Out Event will occur as a result of such increase in the Class B Invested Amount.

(a)            SECTION Extension .    If a Pay Out Event
has not occurred or has occurred but has been remedied on
or before the 30th Business Day preceding the Extension
Date, the Transferor, in its sole discretion, may deliver
to the Trustee on or before such date a notice
substantially in the form of Exhibit E (the "Extension
Notice") to this Series Supplement.  The Trustee shall
deliver a copy of the Extension Notice and all documents
annexed thereto to the Investor Securityholders of record
on the date of receipt thereof.  The Transferor shall
state in the Extension Notice that it intends to extend
the Revolving Period until the later Amortization Period
Commencement Date set forth in the Extension Notice.  The
Extension Notice shall also set forth the next Extension
Date.  The following documents shall be annexed to the
Extension Notice:  (i) a form of the Opinion of Counsel
addressed to the Transferor and the Trustee to the effect
that despite the extension the Trust will not be treated
as an association taxable as a corporation (the
"Extension Tax Opinion"); (ii) a form of the Opinion of
Counsel addressed to the Transferor and the Trustee (the
"Extension Opinion") to the effect that (A) the
Transferor has the corporate power and authority to
effect the Extension, (B) the extension has been duly
authorized by the Transferor, and (C) all conditions
precedent to the Extension required by this Section 6.17
have been fulfilled; and (iii) a form of Investor
Securityholder Election Notice substantially in the form
of Exhibit F (the "Election Notice") to this Series
Supplement.  In addition, the Extension Notice shall
state that any Investor Securityholder electing to
approve the Extension must do so on or before the
Election Date (as defined below) by returning the annexed
Election Notice properly executed to the Trustee in the
manner described below.  The Extension Notice shall also
state that an Investor Securityholder may withdraw any
such election in whole or in part on or before the
Election Date, and the Transferor, in its sole
discretion, may, prior to the Election Date, withdraw its
election to extend the Revolving Period.  Any Holder that
elects to approve an Extension hereunder shall deliver a
duly executed Election Notice to the Trustee at the
address designated in the Extension Notice on or before
3:00 p.m., New York City time, on or before the fifth
Business Day preceding the Extension Date (such Business
Day constituting the "Election Date").
(b)
(c)               No extension shall occur unless each of
the following conditions have been satisfied prior to the
close of business on the Election Date:  (i) no Pay Out
Event shall have occurred and be continuing, (ii) there
shall have been delivered to the Trustee the Extension
Tax Opinion and the Extension Opinion, each addressed to
the Trustee (iii) each of the holders of the Class A
Securities shall have elected to approve the Extension by
returning to the Trustee on or before the Election Date
the executed Election Notice annexed to the Extension
Notice delivered to the Investor Securityholders pursuant
to subsection 6.17(a) of the Agreement.  If, by the close
of business on the Election Date, all of the conditions
stated in this subsection 6.17(b) of the Agreement have
not been satisfied and all such documents delivered to
the Trustee pursuant to this subsection 6.17(b) of the
Agreement are not in form satisfactory to it, or if the
Transferor has notified the Trustee, prior to the
Election Date, that the Transferor has exercised its
right to withdraw its election of an Extension, no
Extension shall occur.
(d)
(e)                 The execution by the required number
of Investor Securityholders of the applicable Election
Notice and return thereof to the Trustee by the required
Date and time, the continued election by the Transferor
to extend the Revolving Period at the Election Date, and
the compliance with all of the provisions of this Section
6.17, shall evidence an extension or renewal of the
obligations represented by the Investor Securities, and
not a novation or extinguishment of such obligations or a
substitution with respect thereto.
(f)
(g)                 To the extent required by applicable
laws and regulations, as evidenced by an Opinion of
Counsel delivered by the Transferor to the Trustee, the
provisions of this Section 6.17 shall or may be modified
to comply with all applicable laws and regulations in
effect at the time of the Extension.
(h)
1.5.16            SECTION Permanent Reductions in Maximum
Class A Invested Amount .  The Transferor may at any time
elect to reduce permanently the Maximum Class A Invested
Amount by giving at least 30 days' prior written notice
to the CP Vehicle, the Funding Agent, the Trustee and the
APA Banks of such reduction in the Maximum Class A
Invested Amount, including the amount of such proposed
reduction and the proposed date on which such reduction
will commence.
1.5.17
2.             SECTION Series 1998-A Pay Out Events.  If
any one of the following events shall occur with respect
to the Series 1998-A Securities:
3.
(a)               failure on the part of the Transferor
(i) to make any payment or deposit required to be made by
the Transferor by the terms of (A) the Agreement or (B)
this Series Supplement, on or before the date occurring
five Business Days after the date such payment or deposit
is required to be made herein, (ii) to perform in all
material respects the Transferor's covenant not to sell,
pledge, assign, or transfer to any person, or grant any
unpermitted lien on, any Receivable; or (iii) duly to
observe or perform in any material respect any covenants
or agreements of the Transferor set forth in the
Agreement or this Series Supplement, which failure has a
material adverse effect on the Series 1998-A
Securityholders and which continues unremedied for a
period of 60 days after the date on which written notice
of such failure, requiring the same to be remedied, shall
have been given to the Transferor by the Trustee, or to
the Transferor and the Trustee by the Holders of Series
1998-A Securities evidencing Undivided Interests
aggregating not less than 50% of the Class A Invested
Amount and continues to affect materially and adversely
the interests of the Series 1998-A Securityholders for
such period;
(b)
(c)                 any representation or warranty made
by the Transferor in the Agreement or this Series
Supplement, (i) shall prove to have been incorrect in any
material respect when made, which continues to be
incorrect in any material respect for a period of 60 days
after the date on which written notice of such failure,
requiring the same to be remedied, shall have been given
to the Transferor by the Trustee, or to the Transferor
and the Trustee by the Holders of the Series 1998-A
Securities evidencing Undivided Interests aggregating
more than 50% of the Class A Invested Amount and (ii) as
a result of which the interests of the Series 1998-A
Securityholders are materially and adversely affected and
continue to be materially and adversely affected for such
period; provided, however, that a Series 1998-A Pay Out
Event pursuant to this subsection 8(b) shall not be
deemed to have occurred hereunder if the Transferor has
accepted reassignment of the related Receivable, or all
of such Receivables, if applicable, during such period in
accordance with the provisions of the Agreement;
(d)
(e)                 the average of the Portfolio Yields
for any three consecutive Monthly Periods is reduced to a
rate which is less than the weighted average Base Rates
for each Business Day during such three consecutive
Monthly Periods;
(f)
(g)                 (i) the Transferor Interest shall be
less than the Minimum Transferor Interest, (ii) the
Series 1998-A Percentage of the sum of the total amount
of Principal Receivables plus amounts on deposit in the
Excess Funding Account shall be less than (B) the sum of
the Class A Outstanding Principal Amount and the Class B
Outstanding Principal Amount or (iii) the total amount of
Principal Receivables and the amount on deposit in the
Excess Funding Account shall be less than the Minimum
Aggregate Principal Receivables, in each case as of any
Determination Date;
(h)
(i)                 any Servicer Default shall occur
which would have a material adverse effect on the Series
1998-A Securityholders; or
(j)
(k)                 the amount on deposit in the Excess
Funding Account as a percentage of the sum of the
aggregate amount of Principal Receivables plus the amount
on deposit in the Excess Funding Account shall equal or
exceed 30% on the last day of three consecutive Monthly
Periods;
(l)
(m)  then, in the case of any event described in
subparagraph (a), (b) or (e), after the applicable grace
period, if any, set forth in such subparagraphs, the
Holders of Class A Securities evidencing Undivided
Interests aggregating more than 50% of the Class A
Invested Amount by notice then given in writing to the
Trustee, the Transferor and the Servicer may declare that
a pay out event (a "Series 1998-A Pay Out Event") has
occurred as of the date of such notice, and in the case
of any event described in subparagraphs (c), (d) or (f),
a Series 1998-A Pay Out Event shall occur without any
notice or other action on the part of the Trustee or the
Series 1998-A Securityholders immediately upon the
occurrence of such event.
(n)
4.             SECTION Series 1998-A Termination.  The
right of the Series 1998-A Securityholders to receive
payments from the Trust will terminate on the first
Business Day following the Series 1998-A Termination Date
unless such Series is an Affected Series as specified in
Section 12.1(c) of the Agreement and the sale
contemplated therein has not occurred by such date, in
which event the Series 1998-A Securityholders shall
remain entitled to receive proceeds of such sale when
such sale occurs.
5.
(a)            SECTION 9A.  Class A Pre-Payment.   During
the Revolving Period, the Holder of the Exchangeable
Transferor Security may specify upon an Exchange, pursuant to Section 6.9 of the Agreement, that the purchaser of a newly issued Series deposit payment therefor, in full or in part, in the Defeasance Account in an amount not to exceed the Class A Invested Amount on such date. In addition, during the Revolving Period amounts may be deposited in the Defeasance Account at the direction of the Transferor pursuant to subsection 4.9(b) of the Agreement. On the Closing Date the Trustee shall, for the benefit of the Class A Securityholder, establish and maintain with a Qualified Institution in the name of the Trust, a certain segregated trust account (the
"Defeasance Account"). Any amounts on deposit in the Defeasance Account on any Business Day shall be invested at the direction of the Servicer in Cash Equivalents which mature on the next succeeding Business Day. On each Business Day following a deposit of funds to the Defeasance Account, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1998-A Finance Charge Collections.
(b)
(c)               Upon the direction of the Servicer any
amounts, up to the Class A Invested Amount, on deposit in the Defeasance Account may, or upon the occurrence of a Pay Out Event the amount on deposit in the Defeasance
Account shall, be deposited in the Principal Account for distribution on the next Business Day on which there is a Commercial Paper maturity or which is a Distribution
Date, which amount shall be applied to the payment of Class A Principal; provided that, if such distribution is being made on a Business Day on which there is Commercial
Paper maturing, the amount of any such distribution shall not exceed the net proceeds of such Commercial Paper when issued. Such amounts shall be applied and paid in accordance with Sections 4.7, 4.12 and 5.1 of the Agreement. Subsequent to any reduction of the Class A
Invested Amount as a result of payments pursuant to this
Section 9A, the Class A Invested Amount may be increased pursuant to the terms and conditions set forth in Section
6.15 of the Agreement.

1.             SECTION Legends; Transfer and Exchange;
Restrictions on Transfer of Series 1998-A Securities; Tax
Treatment.
2.
(a)               Each Class A Security shall bear a
legend substantially in the following form:

          THIS SECURITY (OR ITS PREDECESSOR) WAS
     ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
     REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT").  THIS SECURITY HAS
     NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY
     APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY
     NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE
     TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT
     FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY
     OTHER APPLICABLE SECURITIES LAW.  THE TRANSFER OF
     THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET
     FORTH IN THE POOLING AND SERVICING AGREEMENT
     REFERRED TO HEREIN.

(a)               Each Class A Security and Class B
Security shall bear a legend substantially in the following form:
(b)
          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
     BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE
     THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT
     PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE
     RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
     ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF
     TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION
     4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS
     AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975
     OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED
     IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL,
     STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT,
     SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE
     UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED
     IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER
     ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE
     ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF
     ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR
     PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS
     APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT,
     BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE
     INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          Each Security Owner by virtue of its beneficial interest in the Class A Securities or the Class B
Security, as applicable, shall be deemed to have made the representations and warranties stated in such legend.

(a)               Each Class B Security will bear a
legend substantially in the following form:
(b)
          THIS SECURITY (OR ITS PREDECESSOR) WAS
     ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
     REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT").  THIS SECURITY HAS
     NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY
     APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY
     NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE
     TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT
     FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY
     OTHER APPLICABLE SECURITIES LAW.  METRIS
     RECEIVABLES, INC. SHALL BE PROHIBITED FROM
     TRANSFERRING ANY INTEREST IN OR PORTION OF THIS
     SECURITY UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL
     HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL
     TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT
     ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE
     INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING
     SERIES OF INVESTOR SECURITIES OR THE TAXABILITY (OR
     TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL,
     MINNESOTA OR DELAWARE INCOME TAX LAWS.  THE TRANSFER
     OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS
     SET FORTH IN THE POOLING AND SERVICING AGREEMENT
     REFERRED TO HEREIN.

(a)               Metris Receivables, Inc. shall be
prohibited from transferring any interest in or portion of the Class B Security unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Securities or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws. In no event shall any interest in or portion of the Class B Security be transferred to MCI. As a condition to transfer of an interest in or portion of the Class B Security the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Securities are paid in full. The Transferor shall provide prompt written notice to the Rating Agencies of any such transfer.
(b)
(c)                 In accordance with Section 6.2 of the
Agreement, no sale, assignment, participation, pledge, hypothecation, transfer or other disposition (a
"Transfer") of a Class A Security (or any interest therein) shall be made unless the Transferor shall have granted its prior consent thereto, which consent may not be unreasonably withheld; provided, however, that for purposes of this sentence, it shall in all cases be reasonable for the Transferor to withhold consent to such proposed sale, assignment, participation, pledge, hypothecation, transfer or other disposition of all or any part of a Class A Security (or any interest therein) if the transaction would, if effected, give rise to any adverse tax consequence or if such Transfer would create more than an insubstantial risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation, each as determined in the sole and absolute discretion of the Transferor; provided, further, that any attempted Transfer that would cause the number of Targeted Holders (as defined herein) to exceed one-hundred shall be void; and provided, further, that there shall not at any time be more than twelve Class A
Securityholders or such greater number as may be consented to by the Transferor which consent may be withheld in its sole and absolute discretion. The
Transferor hereby consents to the Transfer by PARCO, as the initial purchaser of the Class A Securities, to the APA Banks of PARCO's interest in the Class A Securities, provided that any such Transfer shall not cause the number of Targeted Holders to exceed one hundred and shall not cause there to be more than twelve holders of interests in the Class A Securities and each such APA
Bank shall satisfy the conditions set forth in subsections 10(f), (g) and (h) of this Series Supplement.
The Transferor hereby agrees that it will not consent to any Transfer of Investor Securities that would cause the number of Targeted Holders of interests in the Trust other than the Class A Securities to exceed 88.
(d)
(e)                 Each purchaser of an interest in a
Class A Security shall represent and warrant that it is a Person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a Person not described in (i) or (ii) whose ownership of the Class A
Securities is effectively connected with such person's conduct of a trade or business within the United States
(within the meaning of the Internal Revenue Code) and whose ownership of any interest in a Class A Security will not result in any withholding obligation with respect to any payments with respect to the Class A
Securities by any Person or (B) an estate the income of which is includible in gross income for United States federal income tax purposes or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. Each such purchaser shall agree that if they are a Person described in clause (A)(iii) above, they will furnish to the Person from whom they are acquiring a Class A
Security, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee).
(f)
(g)                 Each purchaser of an interest in the
Class A Securities shall represent and warrant that if it is not created or organized under the laws of the United
States or any State thereof (including the District of Columbia) it will, upon written notice by the Transferor that the Transferor intends, pursuant to Section 1446 or other applicable section of the Internal Revenue Code, to withhold U.S. tax (a "Withholding Tax") from amounts paid or accruing hereunder to such purchaser (such determination being a "Withholding Event"), for tax years for which the purchaser has already filed U.S. federal income tax returns (each a "Prior Tax Year") prior to proper notice of such Withholding Event, provide (A) a signed officer's certificate of such purchaser stating that amounts paid or accruing hereunder have been included in such purchaser's U.S. federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Transferor in asserting to the Internal Revenue Service the applicability of Section
1463 of the Internal Revenue Code with respect to any Withholding Tax for each such Prior Tax Year and (B) provide information to the Transferor or, at the option of such purchaser, to the Internal Revenue Service in support of the application of Section 1463 of the Internal Revenue Code for each such Prior Tax Year.
(h)
(i)                 Each purchaser of an interest in the
Class A Securities shall represent and warrant that it is not and will not become a partnership, subchapter S corporation or grantor trust for United States federal income tax purposes for so long as such purchaser holds a beneficial interest in the Class A Securities.
(j)
(k)                 Each purchaser of an interest in a
Class A Security shall represent and warrant that it has neither acquired nor will it Transfer the Class A
Securities (or any interest therein) or cause the Class A
Securities (or any interest therein) to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue
Code, and any treasury regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Internal
Revenue Code and any treasury regulation thereunder, including a market wherein the Class A Securities (or any interest therein) are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to the Class A Securities (or any interest therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others. Such purchaser shall acknowledge that it is aware that the opinion of special tax counsel to the Transferor regarding the Trust's status is dependent in part on the accuracy of the preceding sentence.
(l)
(m)                 No subsequent transfer of a Class A
Securities is permitted unless (i) such transfer is of a Class A Security with a minimum principal amount of at least $500,000 and (ii) the condition specified in clause
(j) above shall have been satisfied; provided, that any attempted Transfer that would cause the number of Targeted Holders to exceed one-hundred shall be void.
(n)
2.             SECTION Ratification of Agreement.  As
supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.
3.
4.             SECTION Counterparts.  This Series
Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
5.
6.             SECTION GOVERNING LAW.  THIS SERIES
SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED
IN ACCORDANCE WITH SUCH LAWS.
7.
8.             SECTION Instructions in Writing.  All
instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily
Report or Settlement Statement.
9.
10. SECTION Amendments. Solely with respect to any amendment pursuant to Section 13.1(b) of the Agreement and any consent required pursuant thereto from the Holders of Investor Securities of Series 1998-A, this
Series Supplement and the Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Class A
Securities evidencing Undivided Interests aggregating not less than 51% of the Class A Invested Amount to the extent that such class would be adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or the Agreement or of modifying in any manner the rights of the Securityholders of any Class of the Series 1998-A Securities then issued and outstanding;
provided, however, that no such amendment under this
Section 15 shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Security of such Class without the consent of all of the related Investor
Securityholders; (ii) change the definition of or the manner of calculating the interest of any Investor
Security of such Class without the consent of the related
Investor Securityholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor
Securityholders.
11.
12.            SECTION Class A Fees and Costs.
13.
(a)               Unused Fee.  The Funding Agent, on
behalf of the CP Vehicle, shall be entitled to receive the Unused Fee for each Monthly Period, which shall be payable on each Distribution Date for the related Monthly
Period. If on any Distribution Date the amount distributed to the CP Vehicle pursuant to Article IV of the Agreement with respect to such fee is less than the amount of such fee, then the Transferor shall pay to the CP Vehicle, in immediately available funds on such Distribution Date, any portion of such fee that has not been so paid.
(b)
(c)                 Limited Recourse.  The obligation of
the Trust and the Trustee to pay any Class A Costs are limited to the funds to be applied pursuant to Article
IV.
(d)
14. SECTION Nonpetition. From the date hereof until one day following the first anniversary of payment in full by the CP Vehicle of all Commercial Paper issued by it, the Transferor, the Servicer and the Trustee, and each of them, shall not initiate, file or join in any involuntary petition against the CP Vehicle under any present or future state or federal statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors.
15.
16.
          IN WITNESS WHEREOF, the Transferor, the
Servicer and the Trustee have caused this Series 1998-A
Supplement to be duly executed by their respective officers as of the day and year first above written.



                     METRIS RECEIVABLES, INC.
                        Transferor


                     By:_______________________
                        Name:
                        Title:



                     DIRECT MERCHANTS CREDIT CARD BANK,          NATIONAL
ASSOCIATION
                        Servicer


                     By:_________________________
                        Name:
                        Title:



                     THE BANK OF NEW YORK (DELAWARE)
                       Trustee


                     By:_________________________
                        Name:
                        Title:

                                               EXHIBIT A


       [FORM OF CLASS A VARIABLE FUNDING SECURITY]

    THIS SECURITY (OR ITS PREDECESSOR) WAS
   ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
   REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
   AMENDED (THE "SECURITIES ACT").  THIS SECURITY
   HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
   OR ANY APPLICABLE STATE SECURITIES LAW OF ANY
   STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR
   OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT
   TO OR EXEMPT FROM REGISTRATION UNDER THE
   SECURITIES ACT AND ANY OTHER APPLICABLE
   SECURITIES LAW.  THE TRANSFER OF THIS SECURITY IS
   SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE
   POOLING AND SERVICING AGREEMENT REFERRED TO
   HEREIN.

    EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
   BENEFIT OF METRIS RECEIVABLES, INC. AND THE
   TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN
   EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3)
   OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF
   1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO
   THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN
   DESCRIBED IN SECTION  4975 (E)(1) OF THE INTERNAL
   REVENUE CODE OF 1986, AS AMENDED (THE "CODE")
   THAT IS SUBJECT TO SECTION 4975 OF THE CODE,
   (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION
   3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR
   LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR
   TO THE PROVISIONS OF SECTION 406 OF ERISA OR
   SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE
   UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS
   DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR
   OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S
   INVESTMENT IN THE ENTITY OR (V) A PERSON
   INVESTING "PLAN ASSETS" OF ANY SUCH PLAN
   (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF
   CLAUSE (IV) AND THIS CLAUSE (V) AS APPLICABLE, AN
   INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING
   ANY ENTITY REGISTERED UNDER THE INVESTMENT
   COMPANY ACT OF 1940, AS AMENDED).

No.       Percentage Interest: ___%
                   METRIS MASTER TRUST
                 VARIABLE FUNDING TRUST
            SECURITY, SERIES 1998-A, CLASS A

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of open end or revolving credit receivables generated or to be generated by Direct
Merchants Credit Card Bank, National Association (the
"Bank" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Metris Receivables, Inc., the Bank or any affiliate of either of them.)

          This certifies that _________ (the
"Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust
(the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Pooling and Servicing Agreement";
such term to include any amendment thereto) by and between Metris Receivables, Inc., as Transferor (the
"Transferor"), the Bank , as the Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-A Supplement, dated as of September 15,
1998 (the "Series 1998-A Supplement"), among the
Transferor, the Bank, as Servicer,  and the Trustee (the
Pooling and Servicing Agreement, as supplemented by the Series 1998-A Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Section
4.4 of the Agreement.

          This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is entitled the "Metris Master Trust Variable Funding Trust Security,
Series 1998-A, Class A" (the "Class A Security"), and represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound. In the case of any conflict between terms specified in this Security and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement and the Class A Securities with the intention that the Class A Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Security (a "Class A Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Class A
Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          Except in certain circumstance described in the third succeeding paragraph no principal will be payable to the Class A Securityholders before the first
Business Day in the Amortization Period. Except in connection with a payment of Class B Daily Principal, the Class B Security will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full.

          Upon issuance, the Class A Securities
represent the right to receive, on each Business Day, an amount equal to the lesser of (x) the Available Series
1998-A Finance Charge Collections for such Business Day and (y) the sum of (A) the Class A Interest for such Business Day, plus (B) the excess, if any, of the amount payable to the Class A Securityholders pursuant to clause (A) on each prior Business Day over the amount which has been deposited in the Interest Funding Account or paid to the Class A Securityholders with respect thereto on each prior Business Day.

          Unless there is any Extension, on the earlier of the November 2000 Distribution Date and the Pay Out
Commencement Date, interest and principal will be distributed to the Class A Securityholders on each Business Day prior to the Series Termination Date. If in accordance with Section 6.17 of the Agreement, the Transferor elects to issue an Extension Notice and the conditions precedent for Extension specified therein have been satisfied, no principal will be payable with respect to the Class A Security until the date specified in such Extension Notice or in the last of any subsequent Extension Notices. Interest for any Business
Day due but not paid on any Business Day will be due on the next succeeding Business Day.

          On any Business Day during the Revolving
Period which is a Distribution Date or on which
Commercial Paper is maturing, the Transferor may specify
an amount, not to exceed the Net Revolving Principal
Collections, to be deposited into the Defeasance
Account.  Any amounts so deposited, shall be paid to the
Class A Securityholders in accordance with Section 4.12
of the Agreement and Section 9A of the Series Supplement
and upon payment shall reduce the Class A Invested
Amount by an amount equal to any such payment.  In
addition the Transferor may specify, upon the issuance
of a new Series pursuant to an Exchange made at any time
during the Revolving Period, that the proceeds of such
issuance be deposited into the Defeasance Account for
payment to the Class A Securityholders pursuant to
Section 9A of the Series Supplement.   The Class A
Invested Amount will be reduced by an amount equal to the amount of any such payments made.

          In addition, pursuant to Section 6.15 of the Agreement, the holders of this Security may from time to time be required, prior to the commencement of the Amortization Period, to purchase Additional Class A
Invested Amounts on the terms and conditions specified therein. The holder of this Security is authorized to record on the grid attached to its Class A Security (or at such Securityholder's option, in its internal books and records) the date and amount of any Additional Class
A Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Securityholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class A
Invested Amount held by such Securityholder.

          "Class A Invested Amount" means, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A
Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Series Charge-
Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount allocated with respect to Class
A Series Charge-Offs and available on all prior
Distribution Dates pursuant to subsection 4.9(a)(v) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.14 of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) plus (e) the aggregate principal amount of any Additional Class A
Invested Amounts purchased pursuant to Section 6.15 of the Agreement.

          Subject to the Agreement, payments of
principal are limited to the unpaid Class A Invested
Amount of the Class A Securities, which may be less than the unpaid balance of the Class A Securities pursuant to the terms of the Agreement. All principal of and interest on the Class A Securities is due and payable no later than October 20, 2004 (the "Series 1998-A
Termination Date").  After the Series 1998-A Termination
Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Securities. In the event that the Class
A Invested Amount is greater than zero on the Series
1998-A Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount and the Class B Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities and then to the Class B Securityholders pro rata in final payment of the Class B Security.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
          IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.


                         METRIS RECEIVABLES, INC.



                         By:____________________________
                            Name:
                            Title:


Dated:

              CERTIFICATE OF AUTHENTICATION


          This is the Class A Security referred to in the within-mentioned Pooling and Servicing Agreement.


                         THE BANK OF NEW YORK (DELAWARE)



                         By:___________________________
                            Name:
                            Title:


Date         Beginning    Additions    Payments     Ending
             Principal                              Principal
             Balance                                Balance



                                               EXHIBIT B

       [FORM OF CLASS B VARIABLE FUNDING SECURITY]

    THIS SECURITY (OR ITS PREDECESSOR) WAS
   ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
   REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
   AMENDED (THE "SECURITIES ACT").  THIS SECURITY HAS
   NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR
   ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE
   AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE
   TRANSFERRED UNLESS REGISTERED PURSUANT TO OR
   EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT
   AND ANY OTHER APPLICABLE SECURITIES LAW.  METRIS
   RECEIVABLES INC. SHALL BE PROHIBITED FROM
   TRANSFERRING ANY INTEREST IN OR PORTION OF THIS
   SECURITY UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL
   HAVE DELIVERED TO THE TRUSTEE AN OPINION OF
   COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER
   WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA
   OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY
   OUTSTANDING SERIES OF INVESTOR SECURITIES OR THE
   TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST
   UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX
   LAWS.  THE TRANSFER OF THIS SECURITY IS SUBJECT TO
   CERTAIN CONDITIONS SET FORTH IN THE POOLING AND
   SERVICING AGREEMENT REFERRED TO HEREIN.


    EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
   BENEFIT OF METRIS RECEIVABLES, INC. AND THE
   TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE
   BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE
   EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,
   AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE
   PROVISIONS OF TITLE I OF ERISA, (II) A PLAN
   DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL
   REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT
   IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A
   GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF
   ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
   WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE
   PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975
   OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING
   ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29
   C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER
   ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE
   ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF
   ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR
   PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS
   APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT,
   BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE
   INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

No. ___   Percentage Interest:  100%
                   METRIS MASTER TRUST
            FLOATING RATE ASSET BACKED TRUST
            SECURITY, SERIES 1998-A, CLASS B

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of open end or revolving credit receivables generated or to be generated by Direct
Merchants Credit Card Bank, National Association (the
"Bank" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Metris Receivables, Inc., the Bank or any affiliate of either of them.)

          This certifies that METRIS RECEIVABLES, INC.
(the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust
(the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Pooling and Servicing Agreement";
such term to include any amendment or Series Supplement thereto) by and between Metris Receivables, Inc., as Transferor (the "Transferor"), the Bank, as the
Servicer, and The Bank of New York (Delaware), as
Trustee (the "Trustee"), and the Series 1998-A
Supplement, dated as of September 15, 1998 (the "Series
1998-A Supplement"), among the Transferor, the Bank, as Servicer and the Trustee (the Pooling and Servicing
Agreement, as supplemented by the Series 1998-A
Supplement, is herein referred to as the "Agreement").
The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under
(i) the Trust Property (as defined in the Agreement) and
(ii) the property described in Section 4.4 of the Agreement.

          This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Metris Master Trust
Variable Funding Trust Securities, Series 1998-A, Class
B" (the "Class B Security"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

          Metris Receivables, Inc. shall be prohibited from Transferring any interest in or portion of the Class B Security unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Security or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws.

          Except in connection with a payment of Class B
Daily Principal, no principal will be payable to the Class B Securityholders until the Class B Principal
Payment Commencement Date, which is the Distribution
Date either on or following the Distribution Date on which the Class A Invested Amount had been paid in full.

          Interest will not accrue on the unpaid
principal amount of the Class B Security.

          "Class B Invested Amount" means, when used with respect to any Business Day, an amount equal to
(a) the Class B Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class B
Invested Amounts pursuant to Section 6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class B Securityholders prior to such Business Day, minus (d) the aggregate amount of Class B
Series Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Redirected Principal
Collections for all prior Business Days, plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection
4.9(a)(viii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

          Subject to the Agreement, payments of
principal are limited to the unpaid Class B Invested
Amount of the Class B Security, which may be less than the unpaid balance of the Class B Security pursuant to the terms of the Agreement. All principal of and interest on the Class B Security is due and payable no later than October 20, 2004 (the "Series 1998-A
Termination Date").  After the Series 1998-A Termination
Date neither the Trust nor the Transferor will have any further obligation to distribute principal on the Class
B Security.  In the event that the Class B Invested
Amount is greater than zero on the Series 1998-A
Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount and the Class B Invested
Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities and then to the Class B
Securityholders pro rata in final payment of the Class B
Security.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.


                         METRIS RECEIVABLES, INC.


                         By:
                             Name:
                             Title:


Dated:


              CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Security referred to in the within-mentioned Pooling and Servicing
Agreement.


                         THE BANK OF NEW YORK (DELAWARE)



                         By:
                             Name:
                             Title:




                                               EXHIBIT C

      [Form of Monthly Securityholders' Statement]
                                               EXHIBIT D

 FORM OF REQUEST FOR ADDITIONAL CLASS A INVESTED AMOUNTS

                   Metris Master Trust
                 Variable Funding Trust
            Security, Series 1998-A, Class A

This Notice is delivered pursuant to Section 6.15 of the Series 1998-A Supplement dated as of September 15, 1998 to the Amended and Restated Pooling and Servicing
Agreement dated as of July 30, 1998, each among Metris
Receivables, Inc., as Transferor, Direct Merchants
Credit Card Bank, National Association, as Servicer and
The Bank of New York (Delaware), as Trustee.

We hereby request an increase in the Class A Invested
Amount as follows:


Date of Proposed Increase:


Amount of Proposed Increase:


We hereby confirm that after giving effect to the proposed increase:

-    no Trust Pay Out Event or Series 1998-A Pay Out
     Event shall occur as a result of the increase;
- the Class A Invested Amount shall not exceed the Class A Maximum Invested Amount as a result of the increase;
- the Class B Invested Amount following the acquisition of the Additional Class A Invested
     Amount will be at least equal to the Stated Class B
     Amount, (including increases to the Class B
     Invested Amount pursuant to Section 6.16 of the Agreement).



METRIS RECEIVABLES, INC.

as Transferor



                              By:

Name:

Title:

                                               EXHIBIT E


                FORM OF EXTENSION NOTICE

         METRIS CARD MASTER TRUST, SERIES 1998-A


          The undersigned, a duly authorized
representative of Metris Receivables, Inc., a Delaware corporation (the "Transferor"), as Transferor pursuant to the Amended and Restated Pooling and Servicing
Agreement dated as of  July 30, 1998 (the "Pooling and
Servicing Agreement"), by and between the Transferor, as transferor, Direct Merchants Credit Card Bank, National
Association, as servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee"), as supplemented by the Series 1998-A Supplement, dated as of September 15, 1998 (the "Series 1998-A Supplement"), by and between the Transferor, the Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1998-A Supplement, or as the Pooling and Servicing Agreement may from time to time be amended, supplemented, or modified, the "Agreement"), does hereby notify the Trustee (or any successor
Trustee) and the Investor Securityholders:

A.               Capitalized terms used but not defined
in this Security shall have the respective meanings set
forth in the Agreement.  References herein to certain
sections and subsections are references to the
respective sections and subsections of the Agreement.
B.
C.               The undersigned is a [Vice President]
or more senior officer of the Transferor who is duly
authorized to execute and deliver this Security on
behalf of the Transferor.
D.
E.               This Certificate is being delivered
pursuant to Section 6.17(a) of the Agreement.
F.
G.               The Transferor is the Transferor under
the Agreement.
H.
I.               No Pay Out Event has occurred that has
not been remedied pursuant to the provisions of the
Agreement.
J.
K.               The Certificate is being delivered to
the Trustee on or before the date specified in
subsection 6.17(a) for delivery.
L.
M.               NOTIFICATION OF EXTENSION
N.
O.             Pursuant to subsection 6.17(a) and in
respect of [          ,    ] (the "Current Extension
Date"), the Transferor hereby notifies the Trustee and
the Investor Securityholders of the Transferor's
intention to extend the Revolving Period in respect of
Series 1998-A on the Current Extension Date pursuant to
the provisions of Section 6.17, until the date set forth
below (such extension, the "Extension").
P.
Q.               REQUIREMENTS TO COMPLETE EXTENSION
R.
(1)                 Annexed hereto is an election notice
(an "Election Notice") to be returned by any Investor
Securityholder electing to approve the Extension.  No
Extension shall occur unless Investor Securityholders
holding at least more than fifty percent of each of the
aggregate principal amount of Class A Securities and
Class B Security, respectively, shall return properly
executed Election Notices approving the Extension by the
Election Date (as defined below).  Any Investor
Securityholder electing to approve the Extension must
deliver a properly executed Election Notice at the
office of the Trustee, [                     ] on or
before 3:00 p.m., [      ] time, on [        ,    ] (the
"Election Date").  Any Investor Securityholder may
withdraw any Election Notice delivered by it to the
Trustee by notifying the Trustee in writing at the
address set forth in the previous sentence on or prior
to the Election Date.
(2)
(3)                 THE EXTENSION SHALL NOT OCCUR UNTIL
PRIOR SATISFACTION OF CERTAIN CONDITIONS PRECEDENT BY
THE CLOSE OF BUSINESS ON THE ELECTION DATE, INCLUDING
THE APPROVAL OF SUCH EXTENSION BY THE INVESTOR
SECURITYHOLDERS HOLDING THE REQUIRED AGGREGATE PRINCIPAL
AMOUNT OF CLASS A SECURITIES AND CLASS B SECURITY, THAT
NO PAY OUT EVENT SHALL HAVE OCCURRED AND BE CONTINUING,
AND THAT CERTAIN LEGAL OPINIONS AND RATING AGENCY
CONFIRMATIONS SHALL HAVE BEEN DELIVERED TO THE
TRANSFEROR AND THE TRUSTEE PURSUANT TO SECTION 6.17(b).
THE TRANSFEROR MAY IN ITS SOLE DISCRETION WITHDRAW THIS
EXTENSION NOTICE AT ANY TIME ON OR PRIOR TO THE ELECTION
DATE BY DELIVERING NOTICE OF SUCH WITHDRAWAL IN WRITING
TO THE TRUSTEE.  IF ANY SUCH NOTICE OF WITHDRAWAL SHALL
BE SO DELIVERED, NO EXTENSION SHALL OCCUR.
(4)
S.               NEW PROVISIONS TO BECOME EFFECTIVE ON
THE EXTENSION DATE
T.
(1)                 The new Amortization Period
Commencement Date shall be the earlier of (a) [        ,
] or (b) the Pay Out Commencement Date.
(2)
(3)                 The new Extension Date shall be
[          ,    ].
(4)
(5)                 [The new Scheduled Series 1998-A
Termination Date shall be [        ,    ].]
(6)
(7)                 The new Class A Expected Payment
Date is ______.
(8)
(9)                 The new Class B Expected Payment
Date is ______.
(10)
(11)                The new CTO Expected Payment Date is
______.
(12)
(13)                [The following are additional
provisions that will apply to the Investor Securities on
and after the Extension Date:
(14)
(15)                     INSERT PROVISIONS]
(16)
U.               Annexed hereto are the following:
V.
(1)                 the form of Extension Tax Opinion.
(2)
(3)                 the form of Extension Opinion.
(4)
(5)                 the Election Notice.
(6)

(1)            IN WITNESS WHEREOF, the undersigned has
duly executed this certificate this [  ] day of
[      ,    ].
(2)
(3)
(4)                           METRIS RECEIVABLES, INC.
(5)
(6)
(7)
By:_________________________
(8)                              Name:
(9)                              Title:
(10)
                                               EXHIBIT F


     FORM OF INVESTOR SECURITYHOLDER ELECTION NOTICE


[INSERT NAME
 AND ADDRESS OF TRUSTEE]


Re:  Metris Master Trust:
     Election Notice to Extend Series 1998-A


Ladies and Gentlemen:

          The undersigned hereby elects to approve the
extension of the Revolving Period for Series 1998-A
until the Amortization Period Commencement Date set
forth in the Extension Notice dated [        ,    ] (the
"Extension Notice") and delivered to the undersigned pursuant Section 6.17(a) of the Amended and Restated
Pooling and Servicing Agreement, dated as of July 30,
1998, including the Series 1998-A Supplement thereto, dated as of September 15, 1998, each by and among Metris
Receivables, Inc., as transferor, Direct Merchants
Credit Card Bank, National Association, as servicer, and
The Bank of New York (Delaware), as trustee (the
"Pooling and Servicing Agreement"). The undersigned hereby acknowledges that, commencing on the Current
Extension Date (as defined in the Extension Notice), the terms and provisions of the Pooling and Servicing
Agreement shall be modified as set forth in the Extension Notice.

          IN WITNESS WHEREOF, the undersigned registered owner(s) has [have] executed this Election Notice as of the date set forth below.

Dated:


                         Name(s):
                         Address:
                                 (Please Print)

                         Signature(s):


                    TABLE OF CONTENTS


                                                    PAGE

SECTION 1.     Designation    1

SECTION 2.     Definitions    1

SECTION 3.     Reassignment Terms  21

SECTION 4.     Delivery and Payment for the Series
               1998-A Securities   22

SECTION 5.     Form of Delivery of Series 1998-A
               Securities     22

SECTION 6.     Article IV of the Agreement   22

     ARTICLE IV     RIGHTS OF SECURITYHOLDERS AND
                    ALLOCATION AND APPLICATION OF
                    COLLECTIONS    22

          SECTION 4.4    Rights of Securityholders     22
          SECTION 4.5    Collections and Allocation;
                         Payments on Exchangeable
                         Transferor Security 23
          SECTION 4.6    Determination of Interest
                         for the Series 1998-A
                         Securities     24
          SECTION 4.7    Determination of Principal
                         Amounts   24
          SECTION 4.8    Shared Principal
                         Collections    26
          SECTION 4.9    Application of Funds     27
          SECTION 4.10   Coverage of Required Amount
                         for the Series 1998-A
                         Securities     35
          SECTION 4.11   Payment of Interest and
                         Fees.     36
          SECTION 4.12   Payment of Principal     38
          SECTION 4.13   Series Charge-Offs  40
          SECTION 4.14   Redirected Principal
                         Collections for the Series
                         1998-A Securities   40
          SECTION 4.15   Determination of LIBOR   41
          SECTION 4.16   Payment Reserve Account  41
          SECTION 4.17   Reserve Account     42

SECTION 7.     Article V of the Agreement    44

     ARTICLE V           DISTRIBUTIONS AND REPORTS
                    TO INVESTOR
                    SECURITYHOLDERS     44

          SECTION 5.1    Distributions  44
          SECTION 5.2    Securityholders' Statement
               45

SECTION 7A.    Article VI of the Agreement   47

     ARTICLE VI     THE SECURITIES 47

          SECTION 6.15   Additional Class A Invested
                         Amounts   47
          SECTION 6.16   Additional Class B Invested
                         Amounts   49
          SECTION 6.17   Extension 49
          SECTION 6.18   Permanent Reductions in
                         Maximum Class A Invested
                         Amount    51

SECTION 8.     Series 1998-A Pay Out Events  52

SECTION 9.     Series 1998-A Termination     54

SECTION 9A.    Class A Pre-Payment 54

SECTION 10.    Legends; Transfer and Exchange;
               Restrictions on Transfer of Series
               1998-A Securities; Tax Treatment   55

SECTION 11.    Ratification of Agreement     60

SECTION 12.    Counterparts   60

SECTION 13.    GOVERNING LAW  61

SECTION 14.    Instructions in Writing  61

SECTION 15.    Amendments     61

SECTION 16.    Class A Fees and Costs   62

SECTION 17.    Nonpetition    62



                        EXHIBITS


Exhibit A     Form of Class A Variable Funding
                  Security

Exhibit B    Form of Class B Variable Funding
                  Security

EXHIBIT C    Form of Monthly Securityholders'
                  Statement

EXHIBIT D    Form of Request for Additional
                  Class A Invested Amounts

EXHIBIT E    Form of Extension Notice

EXHIBIT F    Form of Investor Securityholder
                  Election Notice



                    METRIS RECEIVABLES, INC.

                           Transferor

     DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION

                            Servicer

                               and

                 THE BANK OF NEW YORK (DELAWARE)

                             Trustee

         on behalf of the Series 1998-A Securityholders


                    Series 1998-A SUPPLEMENT

                 Dated as of September 15, 1998

                               to

                      AMENDED AND RESTATED

                 POOLING AND SERVICING AGREEMENT

                    Dated as of July 30, 1998
              ____________________________________

                       METRIS MASTER TRUST

                     Variable Funding Trust
               Securities, Series 1998-A, Class A


                    0% Variable Funding Trust
               Securities, Series 1998-A, Class B

_______________________________
1FOOTER B HAS BEEN ENTERED (DRAFT)
2Section numbering in effect.

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